UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.)

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[_]	Definitive Additional Materials

[_]	Soliciting Material Pursuant to Section 240.14a-12

HIMCO VARIABLE INSURANCE TRUST
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT American Funds Asset Allocation Fund
HIMCO VIT American Funds Blue Chip Income and Growth Fund
HIMCO VIT American Funds Bond Fund
HIMCO VIT American Funds Global Bond Fund
HIMCO VIT American Funds Global Growth Fund
HIMCO VIT American Funds Global Growth and Income Fund
HIMCO VIT American Funds Global Small Capitalization Fund
HIMCO VIT American Funds Growth Fund
HIMCO VIT American Funds Growth-Income Fund
HIMCO VIT American Funds International Fund
HIMCO VIT American Funds New World Fund

(each, an "Existing Portfolio")

July 27, 2017

Dear Contract Holder:

You are cordially invited to attend a special shareholder meeting of each of the eleven Existing Portfolios named above that will be held on October 3, 2017 (the "Special Meeting"). The purpose of the Special Meeting is for shareholders to vote on proposals that would authorize the substitution of shares of another portfolio in the place of each Existing Portfolio under your variable insurance contract, and will effectively authorize the liquidation of each Existing Portfolio. Your insurance company will vote its shares held in the applicable Existing Portfolio at the Special Meeting in accordance with your instructions.

Your insurance company offers variable annuity and variable life insurance contracts (each a "Contract") through its separate accounts (the "Separate Accounts"), each registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). You are a holder of at least one such Contract. The Separate Accounts are segmented into subaccounts (the "Subaccounts"), each of which invests in an underlying open-end investment management company or a series thereof. This Proxy relates solely to the eleven Existing Portfolios, which are series of HIMCO Variable Insurance Trust (the "Trust") and which underlie certain Subaccounts offered under your Contract.

At meetings held on June 1, 2017 and June 19, 2017, the Board of Trustees of the Trust (the "Board"), including the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, considered and approved a Plan of Liquidation for each of the Existing Portfolios and agreed to submit to shareholders the proposals to substitute shares of the Existing Portfolios with shares of a corresponding series of American Funds Insurance Series ("AFIS"), as shown in the table below (each series of AFIS a "Replacement Portfolio" and, collectively, the "Replacement Portfolios"):

Name of Existing Portfolio and Class of Shares	Name of Replacement Portfolio and Class of Shares
HIMCO VIT American Funds Asset Allocation Fund Class IB Shares	AFIS — Asset Allocation Fund Class 4 Shares
HIMCO VIT American Funds Blue Chip Income and Growth Fund Class IB Shares	AFIS — Blue Chip Income and Growth Fund Class 4 Shares
HIMCO VIT American Funds Bond Fund Class IB Shares	AFIS — Bond Fund Class 4 Shares
HIMCO VIT American Funds Global Bond Fund Class IB Shares	AFIS — Global Bond Fund Class 4 Shares
HIMCO VIT American Funds Global Growth Fund Class IB Shares	AFIS — Global Growth Fund Class 4 Shares
HIMCO VIT American Funds Global Growth and Income Fund Class IB Shares	AFIS — Global Growth and Income Fund Class 4 Shares
HIMCO VIT American Funds Global Small Capitalization Fund Class IB Shares	AFIS — Global Small Capitalization Fund Class 4 Shares
HIMCO VIT American Funds Growth Fund Class IB Shares	AFIS — Growth Fund Class 4 Shares

Name of Existing Portfolio and Class of Shares	Name of Replacement Portfolio and Class of Shares
HIMCO VIT American Funds Growth-Income Fund Class IB Shares	AFIS — Growth-Income Fund Class 4 Shares
HIMCO VIT American Funds International Fund Class IB Shares	AFIS — International Fund Class 4 Shares
HIMCO VIT American Funds New World Fund Class IB Shares	AFIS — New World Fund Class 4 Shares

A shareholder vote is not required to liquidate an Existing Portfolio; however, the liquidation of an Existing Portfolio is contingent upon shareholder approval of the Agreement and Plan of Substitution as it applies to the Existing Portfolio. Thus, an Existing Portfolio will be liquidated only if the Agreement and Plan of Substitution is approved for that Existing Portfolio by the holders of a majority of its outstanding shares. As a Contract Holder, you have the right to instruct your insurance company (the legal owner of the Existing Portfolios' outstanding shares) on how to vote the shares of the Existing Portfolios that are attributable to your Contract.

Each Existing Portfolio currently invests all of its assets in its corresponding Replacement Portfolio as a part of a master-feeder structure. If the Agreement and Plan of Substitution is approved by shareholders of an Existing Portfolio and you still hold, through a Subaccount, an investment interest in the Existing Portfolio when the substitutions are effected, the Subaccount assets invested in the Existing Portfolio will be redirected into a Replacement Portfolio (thereby terminating the current master-feeder structure), and the Existing Portfolio will be liquidated.

If approved by shareholders of each Existing Portfolio at the Special Meeting, each substitution is expected to occur on or about November 10, 2017. You may transfer your account value from a Subaccount that invests in an Existing Portfolio into another investment option available under your Contract at any time prior to the substitution date free of charge. If you do not transfer your account value into another investment option and remain invested in a Subaccount holding shares of an Existing Portfolio on the substitution date, and if the shareholders of the Existing Portfolio approve the proposal, your account value will automatically be transferred to the Subaccount holding shares of the corresponding Replacement Portfolio on the substitution date in accordance with the Agreement and Plan of Substitution.

At any time prior to an Existing Portfolio's date of replacement, you may transfer your interests from an Existing Portfolio to any of the other investment options offered under your Contract, subject to the terms of the relevant Contract prospectus and Contract, and no transfer fees or other charges will be imposed. Following the substitution, if you had any interests automatically transferred from a Subaccount investing in an Existing Portfolio to a Subaccount investing in the corresponding Replacement Portfolio, you may transfer such interests among any of the investment options available under your Contract in accordance with the terms of the Contract, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under the Contract, provided that the transfer occurs prior to, or within 90 days after, the date of the substitution. Please note, however, that if you have elected an optional living and/or death benefit rider in your Contract, any transfers are subject to the limitations imposed by the terms for that rider, including any investment restrictions. Please see your Contract prospectus and your Contract for more information about the investment options available for your optional living and/or death benefit rider, if applicable. In addition, your transfer rights are subject to any market timing/short-term trading provisions described in your Contract prospectus or Contract.

We request that you complete the enclosed voting instruction card for the Special Meeting. Your insurance company (Hartford Life Insurance Company and/or Hartford Life and Annuity Insurance Company) has reviewed the proposals and recommend that you instruct it to vote FOR each proposal. Since the Agreement and Plan of Substitution is an insurance company matter, neither the Board nor Hartford Investment Management Company has any role or responsibility in selecting the Replacement Portfolios or implementing the Agreement and Plan of Substitution. The Proxy Statement provides more information on the proposals. Please read it carefully, complete the enclosed voting instruction card, and return your completed voting instruction card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting instruction procedures described in the Proxy Statement. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of Hartford Investment Management Company, any of its affiliates, or from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote your shares.

Very truly yours,

/s/ Brenda Page

Brenda Page
Secretary and Chief Legal Officer

IMPORTANT INFORMATION

We encourage you to read the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q. 1.  What Proposals are shareholders being asked to consider at the upcoming shareholder meeting?

A. 1.  Shareholders are being asked to approve an Agreement and Plan of Substitution for each of the HIMCO VIT American Funds Asset Allocation Fund, HIMCO VIT American Funds Blue Chip Income and Growth Fund, HIMCO VIT American Funds Bond Fund, HIMCO VIT American Funds Global Bond Fund, HIMCO VIT American Funds Global Growth Fund, HIMCO VIT American Funds Global Growth and Income Fund, HIMCO VIT American Funds Global Small Capitalization Fund, HIMCO VIT American Funds Growth Fund, HIMCO VIT American Funds Growth-Income Fund, HIMCO VIT American Funds International Fund and HIMCO VIT American Funds New World Fund (each an "Existing Portfolio"). Each Existing Portfolio currently invests all of its assets in its corresponding Replacement Portfolio (as described in the Proxy Statement) as a part of a master-feeder structure. If the Agreement and Plan of Substitution is approved for your Existing Portfolio, your investment interest would be directed into a Subaccount that invests in a corresponding Replacement Portfolio and you will no longer access the corresponding Replacement Portfolio through a master-feeder structure that offers a feeder fund (the Existing Portfolio) serviced by Hartford Investment Management Company ("Hartford Investment Management").

Q. 2.  Why am I being solicited to vote to approve the Agreement and Plan of Substitution?

A. 2.  You are being asked to approve the Agreement and Plan of Substitution to authorize the substitution of shares of a Replacement Portfolio in the place of each Existing Portfolio (each, a "Substitution"). At meetings held on June 1, 2017 and June 19, 2017, the Board authorized sending a proxy statement to shareholders of each Existing Portfolio to solicit approval of the Agreement and Plan of Substitution for each Existing Portfolio.

Q. 3.   Why are the Existing Portfolios being liquidated?

A. 3.  The Board determined that each Existing Portfolio should be liquidated and dissolved contingent upon receiving approval for the Agreement and Plan of Substitution as it applies to the Existing Portfolio. The Board considered a number of factors, including, but not limited to, the amount of each Existing Portfolio's net assets; the expense ratio for each Existing Portfolio (with and without the reimbursement of expenses by Hartford Investment Management); the fact that significant growth of the Existing Portfolios was not likely; the fact that the Trust was not likely to achieve sufficient economies of scale; the fact that Hartford Investment Management stated that it likely would not continue the expense limitations beyond the expiration of the expense limitation agreements on April 30, 2018; the proposed Substitutions; the analysis performed by Hartford Investment Management; and the fact that the liquidations and Substitutions would not have a federal income tax impact on Contract Holders.

Q. 4.   What will happen to my beneficial interest in an Existing Portfolio if the Proposals are approved?

A. 4.   Your Insurance Companies (Hartford Life Insurance Company and/or Hartford Life and Annuity Insurance Company (each, an "Insurance Company" and together, the "Insurance Companies")) considered how best to serve the interests of Contract Holders in connection with the proposed Existing Portfolio liquidations and selected the Replacement Portfolios as proposed substitutes for the Existing Portfolios. As discussed above, each Existing Portfolio currently invests all of its assets in its corresponding Replacement Portfolio as a part of a master-feeder structure. If the Agreement and Plan of Substitution is approved for your Existing Portfolio, your investment interest would be directed into a corresponding Replacement Portfolio, and you will no longer access the corresponding Replacement Portfolio through a master-feeder structure that offers a feeder fund (the Existing Portfolio) serviced by Hartford Investment Management.

Q. 5.   What would happen if Contract Holders do not approve a Proposal?

A. 5.   If the Agreement and Plan of Substitution is not approved for an Existing Portfolio by its shareholders, the Existing Portfolio will not be liquidated pursuant to the Plan of Liquidation that was approved by the Board. Thus, the liquidation of an Existing Portfolio is contingent upon shareholder approval of the Proposal for the Existing Portfolio. The Board would then meet to consider what, if any, steps to take.

Q. 6.  Will the Proposals result in higher costs than I currently pay for any Existing Portfolio?

A. 6.  The Substitutions will not cause the fees and charges currently being paid under the Contracts by the existing Contract Holders to be greater after the Substitutions than before the Substitutions, and the net portfolio expense ratio of each Replacement Portfolio is expected to be lower than that of the corresponding Existing Portfolio immediately following the Substitutions. Also, neither the rights of Contract Holders nor the obligations of the Insurance Companies under the Contracts will be altered in any way. In addition, the transfer of a Contract Holder's interests from a Subaccount investing in an Existing Portfolio as a result of the

Substitutions will not be counted as one of the free transfers permitted to Contract Holders under the Contracts. For information about the relative expense levels of each Existing Portfolio and its proposed Replacement Portfolio, see the discussion under "Performance and Fee Comparison" in the Proxy Statement.

Q. 7.  Are there any alternatives to investing in the Replacement Portfolios?

A. 7.  At any time prior to an Existing Portfolio's date of replacement, you may transfer your interests in a Subaccount investing in an Existing Portfolio to any of the other investment options offered under your Contract, subject to the terms of the relevant Contract prospectus and Contract, and no transfer fees or other charges will be imposed. Following the Substitution, if you had any assets automatically transferred from a Subaccount investing in an Existing Portfolio to a Subaccount investing in the corresponding Replacement Portfolio, you may transfer such assets among any of the investment options available under your Contract in accordance with the terms of the Contract, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under the Contract, provided that the transfer occurs prior to, or within 90 days after, the date of the Substitution. Please note, however, that if you have elected an optional living and/or death benefit rider in your Contract, any transfers may be subject to investment restrictions. Please see your Contract prospectus and your Contract for more information about the investment options available for your optional living and/or death benefit rider, if applicable. In addition, your transfer rights are subject to any market timing/short-term trading provisions described in your Contract prospectus or Contract.

Q. 8.  Who will pay the costs incurred in connection with the Special Meeting?

A. 8.  All expenses incurred in connection with implementing the Agreement and Plan of Substitution for each Existing Portfolio, including transaction costs, brokerage expenses, legal services, proxy costs (filing, printing, mailing and tabulation), and variable product costs (filing, printing and mailing) will be borne by Hartford Investment Management or its affiliates. Total costs are estimated to be approximately $128,000.

Q. 9.  Does my Insurance Company recommend that I approve the Proposals?

A. 9.  Yes. The Insurance Companies recommend that you vote FOR the Proposals. Since the Agreement and Plan of Substitution is an insurance company matter, neither the Board nor Hartford Investment Management has any role or responsibility in selecting the Replacement Portfolios or implementing the Agreement and Plan of Substitution.

Q. 10.  How can I vote?

A. 10.  You can vote:

•  By mail: complete and return your voting instruction card in the pre-addressed postage-paid envelope.

•  By telephone: call the toll-free number listed on your voting instruction card and follow the recorded instructions.

•  By internet: log on the website listed on your voting instruction card and follow the on-screen instructions.

•  In person: attend the meeting on October 3, 2017 at 10:00 a.m., Eastern time, at the offices of Hartford Investment Management, One Hartford Plaza, Tower East Entrance, Hartford, Connecticut 06155.

  Whichever method you choose, please take the time to read the Proxy Statement before you vote.

Q. 11.  When should I vote?

A. 11.  Please vote as soon as possible. You may submit your vote at any time before the date of the Special Meeting. Representatives of Hartford Investment Management, any of its affiliates, or Broadridge Financial Solutions, Inc., a firm authorized by Hartford Investment Management to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

Q. 12.  Where can I obtain additional information about this Proxy Statement?

A. 12.  For information about the proxy statement, please call toll-free 1-833-501-4706.

To view or obtain a copy of the most recent annual or semi-annual report of the Existing Portfolios, please go to http://www.hvitfunds.com/feeder/master-feeder-funds. To view the Proxy Statement, please go to www.proxyvote.com.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED
INFORMATION ABOUT THE PROPOSALS. PLEASE READ IT
CAREFULLY.

NOTICE OF A SPECIAL MEETING
OF THE SHAREHOLDERS OF
HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT American Funds Asset Allocation Fund
HIMCO VIT American Funds Blue Chip Income and Growth Fund
HIMCO VIT American Funds Bond Fund
HIMCO VIT American Funds Global Bond Fund
HIMCO VIT American Funds Global Growth Fund
HIMCO VIT American Funds Global Growth and Income Fund
HIMCO VIT American Funds Global Small Capitalization Fund
HIMCO VIT American Funds Growth Fund
HIMCO VIT American Funds Growth-Income Fund
HIMCO VIT American Funds International Fund
HIMCO VIT American Funds New World Fund

(each, an "Existing Portfolio")

A Special Meeting of the Shareholders (the "Special Meeting") of the Existing Portfolios, each a series of the HIMCO Variable Insurance Trust, will be held on October 3, 2017, starting at 10:00 a.m., Eastern time, at the offices of Hartford Investment Management Company ("Hartford Investment Management"), One Hartford Plaza, Tower East Entrance, Hartford, Connecticut 06155, for the following purposes:

Proposal

1.  To consider and vote on the Agreement and Plan of Substitution for the HIMCO VIT American Funds Asset Allocation Fund by the shareholders of such fund.

2.  To consider and vote on the Agreement and Plan of Substitution for the HIMCO VIT American Funds Blue Chip Income and Growth Fund by the shareholders of such fund.

3.  To consider and vote on the Agreement and Plan of Substitution for the HIMCO VIT American Funds Bond Fund by the shareholders of such fund.

4.  To consider and vote on the Agreement and Plan of Substitution for the HIMCO VIT American Funds Global Bond Fund by the shareholders of such fund.

5.  To consider and vote on the Agreement and Plan of Substitution for the HIMCO VIT American Funds Global Growth Fund by the shareholders of such fund.

6.  To consider and vote on the Agreement and Plan of Substitution for the HIMCO VIT American Funds Global Growth and Income Fund by the shareholders of such fund.

7.  To consider and vote on the Agreement and Plan of Substitution for the HIMCO VIT American Funds Global Small Capitalization Fund by the shareholders of such fund.

8.  To consider and vote on the Agreement and Plan of Substitution for the HIMCO VIT American Funds Growth Fund by the shareholders of such fund.

9.   To consider and vote on the Agreement and Plan of Substitution for the HIMCO VIT American Funds Growth-Income Fund by the shareholders of such fund.

10.  To consider and vote on the Agreement and Plan of Substitution for the HIMCO VIT American Funds International Fund by the shareholders of such fund.

11.  To consider and vote on the Agreement and Plan of Substitution for the HIMCO VIT American Funds New World Fund by the shareholders of such fund.

12.  To transact such other business as may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof.

Please read the enclosed proxy statement carefully for information concerning the proposals to be considered at the Special Meeting.

The Insurance Companies (Hartford Life Insurance Company and/or Hartford Life and Annuity Insurance Company (each, an "Insurance Company" and together, the "Insurance Companies")) recommend that you vote FOR the proposals listed in this notice. Shareholders of record at the close of business on July 20, 2017 are entitled to notice of and to vote at the Special Meeting. As a holder of a variable annuity or variable life insurance contract with respect to an Existing Portfolio, you are entitled to instruct your Insurance Company on how to vote your shares.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

By Order of the Board of Trustees,

  /s/ Brenda Page

  Brenda Page
  Secretary and Chief Legal Officer

July 27, 2017

HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT American Funds Asset Allocation Fund
HIMCO VIT American Funds Blue Chip Income and Growth Fund
HIMCO VIT American Funds Bond Fund
HIMCO VIT American Funds Global Bond Fund
HIMCO VIT American Funds Global Growth Fund
HIMCO VIT American Funds Global Growth and Income Fund
HIMCO VIT American Funds Global Small Capitalization Fund
HIMCO VIT American Funds Growth Fund
HIMCO VIT American Funds Growth-Income Fund
HIMCO VIT American Funds International Fund
HIMCO VIT American Funds New World Fund

(each, an "Existing Portfolio")

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 3, 2017

This Proxy Statement provides information you should review before instructing your insurance company on how to vote on the matters listed in the foregoing Notice of Special Meeting for each Existing Portfolio of the HIMCO Variable Insurance Trust (the "Trust"). The Trust's Board of Trustees (the "Board"), in accordance with the recommendation of the management of your insurance company, is soliciting your voting instruction for a Special Meeting of shareholders of each Existing Portfolio (the "Special Meeting") to be held on October 3, 2017, starting at 10:00 a.m., Eastern time, at the offices of Hartford Investment Management Company (the "Hartford Investment Management"), One Hartford Plaza, Tower East Entrance, Hartford, Connecticut 06155, and for any adjournment of the Special Meeting. Shareholders of record of each Existing Portfolio at the close of business on July 20, 2017 ("Record Date") are entitled to be present and to vote at the Special Meeting or any adjourned meeting. As holders ("Contract Holders") of variable annuity or variable life insurance contracts ("Contracts") with interests in an Existing Portfolio as of such date, you are entitled to provide voting instructions for the Special Meeting.

This Proxy Statement describes the matters that will be voted on at the Special Meeting (each, a "Proposal" and collectively, the "Proposals"). The solicitation of voting instructions is made by the mailing of this Proxy Statement and the accompanying voting instruction card on or about August 10, 2017. Whether or not you expect to attend the Special Meeting or any adjournments thereof, the Board, on behalf of each Existing Portfolio, recommends that you vote your shares by completing and returning the enclosed voting instruction card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement.

APPROVAL OF THE PROPOSED AGREEMENT AND PLAN OF SUBSTITUTION FOR EACH EXISTING PORTFOLIO

The Board, including all of the Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act"), approved a Plan of Liquidation for each of the eleven Existing Portfolios. A shareholder vote is not required to liquidate an Existing Portfolio; however, if the Agreement and Plan of Substitution is not approved for an Existing Portfolio by its shareholders, the Existing Portfolio will not be liquidated pursuant to the Plan of Liquidation that was approved by the Board. Thus, the liquidation of an Existing Portfolio is contingent upon shareholder approval of the Proposal for the Existing Portfolio.

The management of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (each, an "Insurance Company" and together, the "Insurance Companies") recommends that Contract Holders with an interest in an Existing Portfolio approve the Agreement and Plan of Substitution for that Existing Portfolio, a form of which is attached as Appendix A to this Proxy Statement.

At a meeting on June 19, 2017, the Board authorized sending a proxy statement to shareholders of each Existing Portfolio to solicit approval of the Agreement and Plan of Substitution for each Existing Portfolio. The Agreement and Plan of Substitution will be voted upon separately by the shareholders of each Existing Portfolio. The Board determined that each Existing Portfolio should be liquidated and dissolved contingent upon receiving approval for the Agreement and Plan of Substitution at the Special Meeting to replace interests of each Existing Portfolio for interests of shares of a corresponding series of American Funds Insurance Series ("AFIS") under the Contracts, as shown in the table below (each series of AFIS, a "Replacement Portfolio" and, collectively, the "Replacement Portfolios"). Each Existing Portfolio currently invests all of its assets in its corresponding Replacement Portfolio as a part of a master-feeder structure.

Name of Existing Portfolio and Class of Shares	Name of Replacement Portfolio and Class of Shares
HIMCO VIT American Funds Asset Allocation Fund Class IB Shares	AFIS — Asset Allocation Fund Class 4 Shares
HIMCO VIT American Funds Blue Chip Income and Growth Fund Class IB Shares	AFIS — Blue Chip Income and Growth Fund Class 4 Shares
HIMCO VIT American Funds Bond Fund Class IB Shares	AFIS — Bond Fund Class 4 Shares
HIMCO VIT American Funds Global Bond Fund Class IB Shares	AFIS — Global Bond Fund Class 4 Shares
HIMCO VIT American Funds Global Growth Fund Class IB Shares	AFIS — Global Growth Fund Class 4 Shares
HIMCO VIT American Funds Global Growth and Income Fund Class IB Shares	AFIS — Global Growth and Income Fund Class 4 Shares
HIMCO VIT American Funds Global Small Capitalization Fund Class IB Shares	AFIS — Global Small Capitalization Fund Class 4 Shares
HIMCO VIT American Funds Growth Fund Class IB Shares	AFIS — Growth Fund Class 4 Shares
HIMCO VIT American Funds Growth-Income Fund Class IB Shares	AFIS — Growth-Income Fund Class 4 Shares
HIMCO VIT American Funds International Fund Class IB Shares	AFIS — International Fund Class 4 Shares
HIMCO VIT American Funds New World Fund Class IB Shares	AFIS — New World Fund Class 4 Shares

Background. Shares of each Existing Portfolio are offered to the Insurance Companies and are held by separate accounts ("Separate Accounts"), in subaccounts thereof ("Subaccounts"), of the Insurance Companies. These shares are owned by the Insurance Companies, and Contract Holders can invest in the Subaccounts that hold shares of the Existing Portfolios. Contract Holders who allocate account value to a Subaccount have a beneficial interest in the corresponding Existing Portfolio, but are not directly invested in or hold shares of the Existing Portfolio. As such, the Insurance Companies are the legal owners of the shares entitled to vote at the Special Meeting. Nonetheless, Contract Holders have the right to instruct the Insurance Companies on how to vote the shares related to their interests held through their Contracts (i.e., pass-through voting). An Insurance Company must vote the shares of the Existing Portfolio held in its name as directed. In the absence of voting instructions on any voting instruction form that is signed and returned, the Insurance Company will vote the interest represented thereby in favor of the Proposals. If an Insurance Company does not receive voting instructions for all of the shares of the Existing Portfolio held under the Contracts, it will vote all of the shares in the relevant Separate Accounts with respect to each Proposal, for, against, or abstaining, in the same proportion as the shares of the Existing Portfolio for which it has received instructions from Contract Holders of that particular Existing Portfolio (i.e., echo voting). As a result, those Contract Holders that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of an Existing Portfolio alone would not be sufficient to approve the Proposal. This Proxy Statement is used to solicit voting instructions from Contract Holders as well as to solicit proxies from the Insurance Companies, the actual shareholders of each Existing Portfolio. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement.

On June 19, 2017, the Board approved the liquidation of each Existing Portfolio contingent upon the approval by shareholders of the Agreement and Plan of Substitution for that Existing Portfolio, as discussed below. An order from the SEC permitting the Substitutions is not required if Contract Holders approve the Substitutions.

In connection with the proposed Existing Portfolio liquidations, the Insurance Companies considered how best to serve the interests of Contract Holders. The Insurance Companies selected the Replacement Portfolios as part of the Agreement and Plan of Substitution to minimize the interruption to the Contract Holders' investment expectations. Each Existing Portfolio currently invests all of its assets in its corresponding Replacement Portfolio as a part of a master-feeder structure. The Agreement and Plan of Substitution will effectively eliminate the master-feeder structures, such that after the Substitutions, the impacted Subaccounts will invest directly in the Replacement Portfolios rather than indirectly through the Existing Portfolios. Upon the recommendation of the Insurance Companies, Contract Holders are encouraged to approve the Agreement and Plan of Substitution for each Existing Portfolio.

The investment objectives and investment strategies, principal risks, performance, fees and expenses and other comparative information concerning the Existing Portfolios and the Replacement Portfolios are discussed in "Comparison of Investment Objective, Investment Strategies and Principal Risks" and the "Performance and Fee Comparison" sections below. The attached voting instruction card seeks the Contract Holders' approval of the above-described Proposals with respect to each Existing Portfolio.

Agreement and Plan of Substitution. The Agreement and Plan of Substitution will be implemented by the Insurance Companies, as described below. The following is a discussion of the Agreement and Plan of Substitution, a form of which is attached to this Proxy Statement as Appendix A.

The Agreement and Plan of Substitution will become effective with respect to each Existing Portfolio on the date of approval of the Plan by the affirmative vote of a majority of the outstanding shares of each Existing Portfolio. A vote of a majority of the outstanding voting securities of an Existing Portfolio is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Existing Portfolio that are present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Existing Portfolio are present or represented by proxy at the Special Meeting; or (b) more than 50% of the outstanding voting securities of the Existing Portfolio. Although Contract Holders have the right to instruct the Insurance Companies on how to vote the shares of the Existing Portfolios, please note that the Insurance Companies will be echo-voting the shares for which they do not receive voting instructions (as described under "Background" above). As such, at the Special Meeting, a majority of the outstanding shares of an Existing Portfolio may be voted by the Insurance Companies in favor of the Agreement and Plan of Substitution even if less than a majority of the Existing Portfolio's Contract Holders provide voting instructions in favor of the proposal. If the Agreement and Plan of Substitution is approved by shareholders for an Existing Portfolio, the Insurance Companies will on or about November 10, 2017 redeem shares of the Existing Portfolio in complete liquidation of the Existing Portfolio. The Insurance Companies will then purchase Class 4 shares of each Replacement Portfolio with the cash proceeds from the redemption (each such transaction, a "Substitution"). As a result, the Substitution will not affect the value of a Contract Holder's interests as transferred to a Replacement Portfolio.

Impact on Contract Holders. If the Agreement and Plan of Substitution is approved by shareholders of an Existing Portfolio and you are still invested in a Subaccount that invests in an Existing Portfolio when the Substitutions are effected, then immediately after the Existing Portfolio is substituted:

•  Your investment interest would be in a Subaccount that invests directly in a Replacement Portfolio rather than a Subaccount that invests indirectly in a Replacement Portfolio through an Existing Portfolio;

•  Your beneficial ownership interest in shares of the Existing Portfolio would be substituted for beneficial ownership in shares of a Replacement Portfolio; and

•  The Existing Portfolio would be liquidated.

The Substitution will not cause fees and charges currently being paid under the Contracts by the existing Contract Holders to be greater after the Substitution than before the Substitution, and the net portfolio expense ratio of each Replacement Portfolio is expected to be lower than that of the corresponding Existing Portfolio at the time of the Substitution. Also, neither the rights of Contract Holders nor the obligations of the Insurance Companies under the Contracts will be altered in any way. In addition, the transfer of a Contract Holder's interests from a Subaccount investing in an Existing Portfolio as a result of the Substitution will not be counted as one of the free transfers permitted to Contract Holders under their Contracts. For information about the relative expense levels of each Existing Portfolio and its proposed Replacement Portfolio, see the discussion under "Performance and Fee Comparison," below.

All expenses incurred in connection with implementing the Agreement and Plan of Substitution for each Existing Portfolio, including transaction costs, brokerage expenses, legal services, proxy costs (filing, printing, mailing and tabulation), and variable product costs (filing, printing and mailing) will be borne by Hartford Investment Management or its affiliates. No fees or charges will be assessed to the Contract Holders to effect the Substitutions.

The Substitutions will be effected at the relative net asset values of the respective shares of the Replacement Portfolios without the impositions of any transfer or similar charges by the Insurance Companies. The Substitutions will be effected without change in the amount or value of any Contracts held by affected Contract Holders. The Substitutions will in no way alter the tax treatment of Contract Holders in connection with their Contracts, and no tax liability will arise for Contract Holder as a result of the Substitutions.

All affected Contract Holders will be notified, at least 30 days before a Substitution about: (a) the intended Substitution; (b) the intended Substitution date; and (c) information with respect to the Contract Holders' transfer rights. In addition, the Insurance Companies will also deliver to affected Contract Holders, at least 30 days before the Substitution, a summary prospectus for each applicable Replacement Portfolio. The Insurance Company will also deliver to each affected Contract Holder within five business days after a Substitution, a written confirmation which will include: (a) a confirmation that the Substitution was carried out as previously notified; (b) a restatement of the Contract Holder's transfer rights; and (c) values of Contract Holder's positions in the Existing Portfolios before the Substitution and the Replacement Portfolio after the Substitution.

Contract Holders who have elected an optional living and/or death benefit rider with their Contracts are required to invest all of their purchase payments and Contract value in accordance with any applicable investment restrictions. Contract Holders will not be substituted into a Subaccount that violates any applicable investment restrictions under their respective riders. In other words, Contract Holders who elected an optional living and/or death benefit rider will continue to be invested in accordance with any prescribed investment restrictions after the Substitution.

Transfer Rights. At any time prior to an Existing Portfolio's date of replacement, Contract Holders may transfer their account value allocated to a Subaccount invested in an Existing Portfolio to any of the other investment options offered under their respective Contracts, subject to the terms of the relevant Contract prospectuses and Contracts, and no transfer fees or other charges will be imposed. Following a Substitution, Contract Holders who had any account value automatically transferred from a Subaccount investing in an Existing Portfolio to a Subaccount investing in the corresponding Replacement Portfolio may transfer such account value among any of the investment options available under their respective Contracts in accordance with the terms of the Contracts, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under the Contracts, provided that the transfer occurs prior to, or within 90 days after, the date of the Substitution. Please note, however, that if you have elected an optional living and/or death benefit rider in your Contract, any transfers may be subject to investment restrictions. Please see your Contract prospectus and your Contract for more information about the investment options available for your optional living and/or death benefit rider, if applicable. In addition, Contract Holders' transfer rights are subject to any market timing/short-term trading provisions described in their respective Contract prospectuses or their Contracts. The Insurance Companies will issue supplements to the prospectuses for its affected Contracts advising Contract Holders of their rights to transfer under their respective Contracts.

Each Contract Holder should refer to his or her Contract prospectus, as supplemented by the Insurance Companies, and Contract for a description of the other investment options available under his or her Contract prior to and after the date of the Substitution. Contract Holders may obtain a prospectus for the Contract and applicable investment options free of charge by contacting their Insurance Company. The prospectuses for the Contract and mutual fund investment options are also available on the EDGAR database on the U.S. Securities and Exchange Commission's ("SEC") Internet site at http://www.sec.gov. Information about the Trust and its Existing Portfolios and the Replacement Portfolios may also be reviewed and copied by visiting the SEC's Public Reference Room in Washington, DC. Please call (202) 942-8090 for information relating to the Public Reference Room. These documents and other information can be inspected and copied at prescribed rates at the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Room 1580 located at 100 F Street, NE, Washington, DC.

Federal Income Tax Consequences. For federal income tax purposes, the Insurance Companies and their Separate Accounts (not the Contract Holders) are treated as shareholders of the Existing Portfolios. In addition, provided that the Contracts qualify to be treated as life insurance contracts or variable annuity contracts under the applicable provisions of the Internal Revenue Code of 1986, as amended, the liquidation of the Existing Portfolios will not be a taxable event for Contract Holders. Contract Holders should consult their own tax advisors for more information on their own tax situation, including possible state or local taxes.

CONSIDERATIONS REGARDING THE PLANS OF SUBSTITUTION

Reasons for Proposed Substitutions of Existing Portfolios. Each Existing Portfolio is a series of the Trust, an open-end investment management company organized under the laws of the State of Delaware on January 13, 2012. The net assets of each Existing Portfolio as of March 31, 2017 are set forth in the table below.

Name of Existing Portfolio	Net Assets (in millions)
HIMCO VIT American Funds Asset Allocation Fund	$38.68
HIMCO VIT American Funds Blue Chip Income and Growth Fund	$37.63
HIMCO VIT American Funds Bond Fund	$134.11
HIMCO VIT American Funds Global Bond Fund	$10.54
HIMCO VIT American Funds Global Growth Fund	$16.83
HIMCO VIT American Funds Global Growth and Income Fund	$32.16
HIMCO VIT American Funds Global Small Capitalization Fund	$36.42
HIMCO VIT American Funds Growth Fund	$230.38
HIMCO VIT American Funds Growth-Income Fund	$133.14
HIMCO VIT American Funds International Fund	$137.57
HIMCO VIT American Funds New World Fund	$18.98

In 2012, The Hartford Financial Services Group, Inc. ("The Hartford") determined to separate its variable product-focused business from its retail-focused business. In 2014, the Trust was created for the variable product underlying mutual fund investment options to be tied more closely to The Hartford's variable product line. As part of this initiative, the Existing Portfolios were reorganized as series of the Trust on October 20, 2014 (the "Reorganization"). The Hartford planned to build out, through the Trust, additional support of the variable product-focused business, which was expected to provide greater distribution opportunities for the different series of the Trust, including the Existing Portfolios. This, in turn, was expected to provide greater opportunity to improve net flows and allow shareholders to benefit from economies of scale which could, over time, result in a reduction in the impact of fixed costs to shareholders of the Existing Portfolios.

In April 2015, the Insurance Companies applied for an order under Section 26(c) of the 1940 Act that would permit the substitution of shares of 62 investment portfolios of registered investment companies underlying certain variable annuity contracts funded through the Insurance Companies' separate accounts (the "Underlying Portfolios") with shares of 11 newly-created series of the Trust that would have substantially similar investment objectives, principal investment strategies, and principal investment risks as the Underlying Portfolios (the "Substitution Application"). The Insurance Companies decided to withdraw the Substitution Application in March 2017.

In light of this decision, the greater distribution opportunities and economies of scale originally expected to be realized following the Reorganization would not be attainable. Hartford Investment Management has determined that it would not be feasible to continue operation of the Trust in light of the relatively small asset size and the significantly diminished prospects for asset growth.

Each of the Existing Portfolios is subject to an expense limitation arrangement and a management fee waiver arrangement. Hartford Investment Management, the adviser to each of the Existing Portfolios, has entered into an expense limitation agreement for each Existing Portfolio under which Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses at specified levels until April 30, 2018. In addition, with respect to each Existing Portfolio, Hartford Investment Management has agreed to waive a portion of its management fee to the extent necessary to maintain its net management fee at 0.25% of average daily net assets per annum, for as long as the Existing Portfolio is part of a master-feeder fund structure.

In view of the relatively small size of the Existing Portfolios, the fact that none of the Existing Portfolios have reached the scale necessary to obviate the need for expense limitation arrangements, and the significantly diminished prospects for asset growth as a result of the Insurance Companies' cessation of new sales of variable annuity products and the Insurance Companies' decision to withdraw the Substitution Application, Hartford Investment Management determined that the continuation of the Existing Portfolios' expense limitation arrangements would not be feasible. Absent this reimbursement, Contract Holders would have to bear expenses at a relatively high level because the Trust's asset base is small and would likely make each Existing Portfolio unattractive to Contract Holders.

The total net expense ratio of Class 4 shares of each Replacement Portfolio is expected to be lower than that of the Class IB shares of each corresponding Existing Portfolio immediately following the Substitutions, as discussed below. The differences in the expense structure following the Substitutions relate to the payment of Rule 12b-1 fees and insurance administration fees. Class 1 shares of the Replacement Portfolios are intended primarily for funds investing as part of a master-feeder structure, and therefore have no 12b-1 fee or insurance administration fee, which are typically charged at the feeder fund level. Class 4 shares are intended primarily for direct investment in the Replacement Portfolios (not for master-feeder placements) and have a 12b-1 fee and an insurance administration fee, each of which is equal to 0.25% of the net assets attributable to Class 4 shares of each Replacement Portfolio. Class IB shares of the Existing Portfolios are also subject to a net management fee of 0.25% of net assets and a 12b-1 fee of 0.25% of net assets. Unlike Class 4 shares of the Replacement Portfolios, Class IB shares of the Existing Portfolios are not subject to an insurance administration fee. Rather, Hartford Investment Management currently compensates the Insurance Companies for providing Contract Holders with administrative services using its own assets earned from the Existing Portfolios' management fees. If the Substitutions are consummated, expenses indirectly paid by Contract Holders would continue to include a 0.25% 12b-1 fee, but the fee would be attributed to Class 4 shares of the Replacement Portfolio rather than Class IB shares of the Existing Portfolio. In addition, expenses indirectly paid by Contract Holders would no longer include the 0.25% net management fee paid to HIMCO but would include the 0.25% insurance administration fee payable by Class 4 shares of the Replacement Portfolios. The 0.25% insurance administration fee would compensate the Insurance Companies for providing administrative services to the Insurance Companies' Separate Accounts that would hold the Class 4 shares of the Replacement Portfolios and the Contract Holders who would be beneficial owners of the Class 4 shares.

Hartford Investment Management considered alternatives regarding each Existing Portfolio, including whether a reorganization into another mutual fund would be feasible, and if it would produce desirable results for each Existing Portfolio's shareholders. After reviewing current market conditions, Hartford Investment Management determined that it would be in the best interests of the Existing Portfolios to liquidate the Existing Portfolios and arrange for alternative investment options.

Hartford Investment Management notified the Insurance Companies of its plan to recommend liquidation of the Existing Portfolios, and Hartford Investment Management was subsequently informed by the Insurance Companies that, in the event the Board approved the Plan of Liquidation for an Existing Portfolio, the Insurance Companies desired to substitute shares of the Existing Portfolio and had selected an appropriate Replacement Portfolio. After reviewing other replacement options, the Insurance Companies informed Hartford Investment Management that they desired to replace shares of the Existing Portfolios with Class 4 shares of the corresponding Replacement Portfolios. The Agreement and Plan of Substitution, if approved by shareholders of an Existing Portfolio, provides for the Insurance Companies to transfer Contract Holder assets allocated to a Subaccount invested in the Existing Portfolio to a Subaccount invested in the corresponding Replacement Portfolio.

At meetings on June 1, 2017 and June 19, 2017, the Board considered and approved the proposed liquidation of each Existing Portfolio. The Board considered a number of factors, including, but not limited to, the determination made by Hartford Investment Management that it would not be feasible to continue operation of the Trust in light of the relatively small asset size and the significantly diminished prospects for asset growth as a result of the decision of the Insurance Companies to withdraw the Substitution Application, the amount of each Existing Portfolio's net assets, the expense ratio for each Existing Portfolio (with and without the reimbursement of expenses by Hartford Investment Management), the fact that significant growth of the Existing Portfolios was not likely, the fact that the Trust was not likely to achieve sufficient economies of scale, the fact that Hartford Investment Management stated that it likely would not continue the expense limitations beyond the expiration of the expense limitation agreements on April 30, 2018, the proposed Substitutions, the analysis performed by Hartford Investment Management, and the fact that the liquidations and Substitutions would not have a federal income tax impact on Contract Holders. The approval of the liquidations was made on the basis of each Trustee's business judgment after consideration of a variety of factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Contract Holders should consider whether it would be appropriate for them to proactively reallocate their assets from any Subaccount investing in an Existing Portfolio to one or more other investment options available under their respective Contracts in light of their investment goals (See "Transfer Rights" above).

Rationale for Selection of Replacement Portfolios

The Insurance Companies have selected the Replacement Portfolios, which have investment objectives, strategies, and risks that are nearly identical to those of the corresponding Existing Portfolios. As discussed above, each Existing Portfolio currently invests all of its assets in its corresponding Replacement Portfolio as a part of a master-feeder structure. If the Agreement and Plan of Substitution is approved for each Existing Portfolio, assets allocated to a Subaccount that invests in the Existing Portfolio will be allocated to a Subaccount that invests directly in a Replacement Portfolio rather than indirectly in a Replacement Portfolio through an Existing Portfolio. The expense ratio of each Replacement Portfolio is lower than the net expense ratio of the Class 4 shares of its corresponding Existing Portfolio. The one-, five- and ten-year performance records of the Class 4 shares of each Replacement Portfolio for the fiscal year ended December 31, 2016 exceeded that of the Class IB shares of its corresponding Existing Portfolio due to the lower fees and expenses paid by the Replacement Portfolio, except for Class 4 shares of the International Fund which slightly underperformed Class IB Shares of the HIMCO VIT American Funds International Fund during the one-year period. The one-year performance record of Class IB shares of each Existing Portfolio, including HIMCO VIT American Funds International Fund, was impacted by an expense limitation agreement that is scheduled to terminate on April 30, 2018 without renewal. Additional comparative performance information for the one-, five-, and ten-year periods is available in "Performance and Fee Comparison" section below.

Since the Agreement and Plan of Substitution is an insurance company matter, neither the Board nor Hartford Investment Management has any role or responsibility in selecting the Replacement Portfolios or implementing the Agreement and Plan of Substitution.

Failure to Approve a Proposal

If shareholders of an Existing Portfolio do not approve their applicable Proposal, that Existing Portfolio will not be liquidated pursuant to the Plan of Liquidation that was approved by the Board. Thus, the liquidation of an Existing Portfolio is contingent upon shareholder approval of the Proposal for the Existing Portfolio. The Board would then meet to consider what, if any, steps to take.

For the reasons specified above, the Insurance Companies recommend that Proposals 1 through 11 be approved. Persons having voting interests, or the right to provide instructions with respect to such interests, in each Existing Portfolio are encouraged to consider carefully the information contained in this Proxy Statement and to complete and return the enclosed instruction card.

The Insurance Companies Recommend that Shareholders of Each Existing Portfolio Vote, and that Contract Holders Instruct their Insurance Company to Vote, "For" the Agreement and Plan of Substitution

COMPARISON OF INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Below is a comparison of the investment objectives, investment strategies and principal risks of each Existing Portfolio and its corresponding Replacement Portfolio.

The information below and further information about each Existing Portfolio can be found in each Existing Portfolio or Replacement Portfolio's Prospectus and Statement of Additional Information ("SAI"). You may obtain free copies of the Existing Portfolios' documents at www.hvitfunds.com/feeder/master-feeder-funds or by writing the Trust at One Hartford Plaza — NP5-B, Hartford, CT 06155. You may also call (800) 862-6668 to request copies. You may obtain free copies of the Replacement Portfolios' documents at www.americanfunds.com/individual/products/american-funds-insurance-series.html or by calling (800) 421-9900, ext. 65413, to request copies.

Proposal No. 1. HIMCO VIT American Funds Asset Allocation Fund (Class IB) replaced by American Funds Insurance Series — Asset Allocation Fund (Class 4)

Existing Portfolio HIMCO VIT American Funds Asset Allocation Fund (Class IB)	Replacement Portfolio American Funds Insurance Series — Asset Allocation Fund (Class 4)
Investment Adviser Hartford Investment Management	Investment Adviser Capital Research and Management Company
Investment Objective The Fund seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.	Investment Objective The fund's investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
Principal Investment Strategies
• The Fund seeks to achieve its goal by investing all of its assets in Class 1 shares of the Asset Allocation Fund, a series of the American Funds Insurance Series ("Master Fund"). In seeking to pursue its investment objective, the Master Fund varies its mix of equity securities, debt securities and money market instruments and cash. Normally, Capital Research and Management CompanySM ("CRMC"), the Master Funds' investment manager, expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2016, the Master Fund was approximately 65% invested in equity securities, 27% invested in debt securities and 8% invested in money market instruments and cash. The proportion of equities, debt and money market securities held by the Master Fund varies with market conditions and CRMC's assessment of their relative attractiveness as investment opportunities.
• The Master Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The Master Fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the Master Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by CRMC or unrated but determined to be of equivalent quality by CRMC). Such securities are sometimes referred to as "junk bonds."	Principal Investment Strategies
• In seeking to pursue its investment objective, the fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the fund's investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments and cash. As of December 31, 2016, the fund was approximately 65% invested in equity securities, 27% invested in debt securities and 8% invested in money market instruments and cash. The proportion of equities, debt and money market securities held by the fund varies with market conditions and the investment adviser's assessment of their relative attractiveness as investment opportunities.
• The fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund's investment adviser or unrated but determined to be of equivalent quality by the fund's investment adviser). Such securities are sometimes referred to as "junk bonds."
• The investment adviser uses a system of multiple portfolio managers in managing the fund's assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

• The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal Risks

The chart below indicates the principal risks associated with investing in the Existing Portfolio and the Replacement Portfolio that are identified in such fund's most recent prospectus. As discussed above, each Existing Portfolio currently invests its assets in the corresponding Replacement Portfolio. As such, each Existing Portfolio is indirectly exposed to each risk of the Replacement Portfolio; however, the Existing Portfolio is also exposed to the "Master-Feeder Structure Risk." Although the disclosure and presentation of the principal risks of the Replacement Portfolio differ from those of the Existing Portfolio, the substance of each principal risk of the Replacement Portfolio is substantially similar to that of the corresponding principal risk of the Existing Portfolio. Differences in the principal risk disclosure between the Existing Portfolio and the Replacement Portfolio are largely a result of the differing styles and approaches taken by the Trust and AFIS in drafting risk disclosure for their respective series.

Principal Risks

• Asset Allocation
• Call
• Credit
• Dividend Paying Security Investment
• Equity Securities
• Junk Bonds
• Foreign Investments
• Growth Orientation
• Interest Rate
• Liquidity
• Investment Strategy
• U.S. Government Securities
• Master-Feeder Structure	• Market
• Market conditions
• Issuer
• Investing in growth-oriented stocks
• Investing in income-oriented stocks
• Investing in debt instruments
• Investing in lower rated debt instruments
• Investing in securities backed by the U.S. government
• Liquidity
• Investing outside the United States
• Asset allocation
• Management

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled "Explanation of Principal Risks."

Proposal No. 2. HIMCO VIT American Funds Blue Chip Income and Growth Fund (Class IB) replaced by American Funds Insurance Series — Blue Chip Income and Growth Fund (Class 4)

Existing Portfolio HIMCO VIT American Funds Blue Chip Income and Growth Fund (Class IB)	Replacement Portfolio American Funds Insurance Series — Blue Chip Income and Growth Fund (Class 4)
Investment Adviser Hartford Investment Management	Investment Adviser Capital Research and Management Company
Investment Objective
The Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Investment Objective
The fund's investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Principal Investment Strategies
• The Fund seeks to achieve its goal by investing all of its assets in Class 1 shares of the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series ("Master Fund"). In seeking to produce a level of current income that exceeds the average yield on U.S. stocks, the Master Fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The Master Fund normally invests at least 80% of its assets in dividend paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. The Master Fund invests, under normal market conditions, at least 90% of its assets in equity securities. The Master Fund also ordinarily invests at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade by Nationally Recognized Statistical Rating Organizations designated by the Master Fund's investment manager or unrated but determined to be of equivalent quality by the Master Fund's investment manager. The Master Fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States. The Master Fund is designed for investors seeking both income and capital appreciation.	Principal Investment Strategies
• Normally, the fund invests at least 80% of its assets in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. The fund's investment adviser considers these types of investments to be "blue chip" stocks. In seeking to produce a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund also ordinarily invests at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade by Nationally Recognized Statistical Rating Organizations designated by the fund's investment adviser or unrated but determined to be of equivalent quality by the fund's investment adviser. The fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States. The fund invests, under normal market conditions, at least 90% of its assets in equity securities. The fund is designed for investors seeking both income and capital appreciation.
• The investment adviser uses a system of multiple portfolio managers in managing the fund's assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.
• The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal Risks

The chart below indicates the principal risks associated with investing in the Existing Portfolio and the Replacement Portfolio that are identified in such fund's most recent prospectus. As discussed above, each Existing Portfolio currently invests its assets in the corresponding Replacement Portfolio. As such, each Existing Portfolio is indirectly exposed to each risk of the Replacement Portfolio; however, the Existing Portfolio is also exposed to the "Master-Feeder Structure Risk." Although the disclosure and presentation of the principal risks of the Replacement Portfolio differ from those of the Existing Portfolio, the substance of each principal risk of the Replacement Portfolio is substantially similar to that of the corresponding principal risk of the Existing Portfolio. Differences in the principal risk disclosure between the Existing Portfolio and the Replacement Portfolio are largely a result of the differing styles and approaches taken by the Trust and AFIS in drafting risk disclosure for their respective series.

Principal Risks

• Dividend Paying Security Investment • Equity Securities • Foreign Investments • Growth Orientation • Investment Strategy • Master-Feeder Structure • Market	• Market conditions • Issuer • Investing in income-oriented stocks • Investing in growth-oriented stocks • Investing outside the United States • Management

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled "Explanation of Principal Risks."

Proposal No. 3. HIMCO VIT American Funds Bond Fund (Class IB) replaced by American Funds Insurance Series — Bond Fund (Class 4)

Existing Portfolio HIMCO VIT American Funds Bond Fund (Class IB)	American Funds Insurance Series — Replacement Portfolio Bond Fund (Class 4)
Investment Adviser Hartford Investment Management	Investment Adviser Capital Research and Management Company
Investment Objective The Fund seeks as high a level of current income as is consistent with the preservation of capital.	Investment Objective The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital.
Principal Investment Strategies
• The Fund seeks to achieve its goal by investing all of its assets in Class 1 shares of the Bond Fund, a series of the American Funds Insurance Series ("Master Fund"). The Master Fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. The Master Fund normally invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Master Fund invests at least 65% of its assets in investment-grade debt securities (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the Master Fund's investment manager, or unrated but determined to be of equivalent quality by the Master Fund's investment manager), including cash and cash equivalents, securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgages and other assets. The Master Fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the Master Fund's investment manager or unrated but determined by the Master Fund's investment manager to be of equivalent quality. Such securities are sometimes referred to as "junk bonds." The Master Fund may invest in debt securities of issuers domiciled outside the United States. The Master Fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. The Master Fund may invest, subject to the restrictions above, in contracts for future delivery of mortgage-backed securities, such as to be announced contracts and mortgage rolls. These contracts are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the Master Fund's portfolio resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The Master Fund may also utilize derivatives, including futures contracts and swaps, to manage portfolio risk or for other investment purposes. The Master Fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.	Principal Investment Strategies
• The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The fund invests at least 65% of its assets in investment-grade debt securities (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund's investment adviser or unrated but determined to be of equivalent quality by the fund's investment adviser), including cash and cash equivalents, securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgages and other assets. The fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the fund's investment adviser or unrated but determined by the fund's investment adviser to be of equivalent quality. Such securities are sometimes referred to as "junk bonds." The fund may invest in debt securities of issuers domiciled outside the United States, including in emerging markets. The fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. In addition, the fund may invest, subject to the restrictions above, in contracts for future delivery of mortgage-backed securities, such as to-be-announced contracts and mortgage rolls. These contracts are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund's portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.
• The fund may invest in certain derivative instruments, such as futures contracts and swaps. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund's statement of additional information.

• The Master Fund may invest in certain derivative instruments, such as futures contracts and swaps. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The Master Fund may invest in a derivative only if, in the opinion of its investment manager, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the Master Fund.

• The investment adviser uses a system of multiple portfolio managers in managing the fund's assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.
• The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental research, which may include analysis of credit quality, general economic conditions and various quantitative measures and, in the case of corporate obligations, meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal Risks

The chart below indicates the principal risks associated with investing in the Existing Portfolio and the Replacement Portfolio that are identified in such fund's most recent prospectus. As discussed above, each Existing Portfolio currently invests its assets in the corresponding Replacement Portfolio. As such, each Existing Portfolio is indirectly exposed to each risk of the Replacement Portfolio; however, the Existing Portfolio is also exposed to the "Master-Feeder Structure Risk." Although the disclosure and presentation of the principal risks of the Replacement Portfolio differ from those of the Existing Portfolio, the substance of each principal risk of the Replacement Portfolio is substantially similar to that of the corresponding principal risk of the Existing Portfolio. Differences in the principal risk disclosure between the Existing Portfolio and the Replacement Portfolio are largely a result of the differing styles and approaches taken by the Trust and AFIS in drafting risk disclosure for their respective series.

Principal Risks

• Call
• Credit
• Junk Bonds
• Foreign Investments
• Interest Rate
• Investment Strategy
• Liquidity
• Master-Feeder Structure
• Mortgage- and Asset-Backed Securities
• U.S. Government Securities
• To Be Announced (TBA) Investments
• Dollar Rolls
• Derivatives
• Market	• Market conditions
• Issuer
• Investing in debt instruments
• Investing in lower rated debt instruments
• Investing in mortgage-related and other asset-backed securities
• Investing in future delivery contracts
• Investing in securities backed by the U.S. government
• Investing in inflation linked bonds
• Investing outside the United States
• Investing in derivatives
• Liquidity
• Management

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled "Explanation of Principal Risks."

Proposal No. 4. HIMCO VIT American Funds Global Bond Fund (Class IB) replaced by American Funds Insurance Series — Global Bond Fund (Class 4)

Existing Portfolio HIMCO VIT American Funds Global Bond Fund (Class IB)	Replacement Portfolio American Funds Insurance Series — Global Bond Fund (Class 4)
Investment Adviser Hartford Investment Management	Investment Adviser Capital Research and Management Company

Investment Objective The Fund seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management.	Investment Objective The fund's investment objective is to provide, over the long term, a high level of total return consistent with prudent investment management.
Principal Investment Strategies
• The Fund seeks to achieve its goal by investing all of its assets in Class 1 shares of the Global Bond Fund, a series of the American Funds Insurance Series ("Master Fund"). Under normal market circumstances, the Master Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Master Fund invests primarily in debt securities, including mortgage-backed and asset-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. As a fund that seeks to invest globally, the Master Fund allocates its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Master Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the Master Fund's investment manager, in which case the Master Fund would invest at least 30% of its net assets in issuers outside the United States). Normally the Master Fund's debt obligations consist substantially of investment grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs designated by the Master Fund's investment manager or unrated but determined to be of equivalent quality by the Master Fund's investment manager). The Master Fund may also invest a portion of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs designated by the Master Fund's investment manager or unrated but determined to be of equivalent quality by the Master Fund's investment manager). Such securities are sometimes referred to as "junk bonds." The total return of the Master Fund will be the result of interest income, changes in the market value of the Master Fund's investments and changes in the values of other currencies relative to the U.S. dollar. The Master Fund is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the Master Fund intends to limit its investments in the securities of any single issuer.
• The Master Fund may invest in certain derivative instruments, such as futures contracts and swaps. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The Master Fund may invest in a derivative only if, in the opinion of its investment manager, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the Master Fund.	Principal Investment Strategies
• Under normal market circumstances, the fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund's investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Normally, the fund's debt obligations consist substantially of investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund's investment adviser or unrated but determined to be of equivalent quality by the fund's investment adviser). The fund may also invest up to 35% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs designated by the fund's investment adviser or unrated but determined to be of equivalent quality by the fund's investment adviser). Such securities are sometimes referred to as "junk bonds." The total return of the fund will be the result of interest income, changes in the market value of the fund's investments and changes in the values of other currencies relative to the U.S. dollar.
• The fund may invest in certain derivative instruments, such as futures contracts and swaps. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund's statement of additional information.
• The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the fund intends to limit its investments in the securities of any single issuer.

• The investment adviser uses a system of multiple portfolio managers in managing the fund's assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.
• The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with government officials, central banks and company executives. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal Risks

The chart below indicates the principal risks associated with investing in the Existing Portfolio and the Replacement Portfolio that are identified in such fund's most recent prospectus. As discussed above, each Existing Portfolio currently invests its assets in the corresponding Replacement Portfolio. As such, each Existing Portfolio is indirectly exposed to each risk of the Replacement Portfolio; however, the Existing Portfolio is also exposed to the "Master-Feeder Structure Risk." Although the disclosure and presentation of the principal risks of the Replacement Portfolio differ from those of the Existing Portfolio, the substance of each principal risk of the Replacement Portfolio is substantially similar to that of the corresponding principal risk of the Existing Portfolio. Differences in the principal risk disclosure between the Existing Portfolio and the Replacement Portfolio are largely a result of the differing styles and approaches taken by the Trust and AFIS in drafting risk disclosure for their respective series.

Principal Risks

• Call
• Credit
• Currency
• Derivatives
• Junk Bonds
• Foreign Investments
• Emerging Markets
• Interest Rate
• Investment Strategy
• Liquidity
• Master-Feeder Structure
• U.S. Government Securities
• Mortgage- and Asset-Backed Securities
• Non-Diversification
• Market	• Market conditions
• Issuer
• Investing in debt instruments
• Investing in lower rated debt instruments
• Investing in securities backed by the U.S. government
• Investing in derivatives
• Liquidity
• Investing outside the United States
• Investing in emerging markets
• Currency
• Nondiversification
• Management

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled "Explanation of Principal Risks."

Proposal No. 5. HIMCO VIT American Funds Global Growth Fund (Class IB) replaced by American Funds Insurance Series — Global Growth Fund (Class 4)

Existing Portfolio HIMCO VIT American Funds Global Growth Fund (Class IB)	Replacement Portfolio American Funds Insurance Series — Global Growth Fund (Class 4)
Investment Adviser Hartford Investment Management	Investment Adviser Capital Research and Management Company
Investment Objective The Fund seeks long-term growth of capital.	Investment Objective The fund's investment objective is to provide long-term growth of capital.

Principal Investment Strategies
• The Fund seeks to achieve its goal by investing all of its assets in Class 1 shares of the Global Growth Fund, a series of the American Funds Insurance Series ("Master Fund"). The Master Fund invests primarily in common stocks of companies around the world that Capital Research and Management CompanySM ("CRMC"), the Master Fund's investment manager, believes have the potential for growth. As a fund that seeks to invest globally, the Master Fund allocates its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Master Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by CRMC, in which case the Master Fund would invest at least 30% of its net assets in issuers outside the United States.	Principal Investment Strategies
• The fund invests primarily in common stocks of companies around the world that the investment adviser believes have the potential for growth. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund's investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).
• The investment adviser uses a system of multiple portfolio managers in managing the fund's assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.
• The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal Risks

The chart below indicates the principal risks associated with investing in the Existing Portfolio and the Replacement Portfolio that are identified in such fund's most recent prospectus. As discussed above, each Existing Portfolio currently invests its assets in the corresponding Replacement Portfolio. As such, each Existing Portfolio is indirectly exposed to each risk of the Replacement Portfolio; however, the Existing Portfolio is also exposed to the "Master-Feeder Structure Risk." Although the disclosure and presentation of the principal risks of the Replacement Portfolio differ from those of the Existing Portfolio, the substance of each principal risk of the Replacement Portfolio is substantially similar to that of the corresponding principal risk of the Existing Portfolio. Differences in the principal risk disclosure between the Existing Portfolio and the Replacement Portfolio are largely a result of the differing styles and approaches taken by the Trust and AFIS in drafting risk disclosure for their respective series.

Principal Risks

• Foreign Investments • Emerging Markets • Growth Orientation • Investment Strategy • Master-Feeder Structure • Market	• Market conditions • Issuer • Investing in growth-oriented stocks • Investing outside the United States • Investing in emerging markets • Management

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled "Explanation of Principal Risks."

Proposal No. 6. HIMCO VIT American Funds Global Growth and Income Fund (Class IB) replaced by American Funds Insurance Series — Global Growth and Income Fund (Class 4)

Existing Portfolio HIMCO VIT American Funds Global Growth and Income Fund (Class IB)	Replacement Portfolio Global Growth and Income Fund (Class 4)
Investment Adviser Hartford Investment Management	Investment Adviser Capital Research and Management Company
Investment Objective The Fund seeks long-term growth of capital while providing current income.	Investment Objective The fund's investment objective is to provide long-term growth of capital while providing current income.
Principal Investment Strategies
• The Fund seeks to achieve its goal by investing all of its assets in Class 1 shares of the Global Growth and Income Fund, a series of the American Funds Insurance Series ("Master Fund"). The Master Fund invests primarily in common stocks of well-established companies around the world, which Capital Research and Management CompanySM ("CRMC"), the Master Fund's investment manager, believes have the potential for growth and/or to pay dividends. As a fund that seeks to invest globally, the Master Fund allocates its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Master Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by CRMC, in which case the Master Fund would invest at least 30% of its net assets in issuers outside the United States. The Master Fund is designed for investors seeking both capital appreciation and current income. In pursuing its objective, the Master Fund tends to invest in stocks that CRMC believes to be relatively resilient to market declines.	Principal Investment Strategies
• The fund invests primarily in common stocks of well-established companies around the world, which the investment adviser believes have the potential for growth and/or to pay dividends. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund's investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).
• The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.
• The investment adviser uses a system of multiple portfolio managers in managing the fund's assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.
• The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal Risks

The chart below indicates the principal risks associated with investing in the Existing Portfolio and the Replacement Portfolio that are identified in such fund's most recent prospectus. As discussed above, each Existing Portfolio currently invests its assets in the corresponding Replacement Portfolio. As such, each Existing Portfolio is indirectly exposed to each risk of the Replacement Portfolio; however, the Existing Portfolio is also exposed to the "Master-Feeder Structure Risk." Although the disclosure and presentation of the principal risks of the Replacement Portfolio differ from those of the Existing Portfolio, the substance of each principal risk of the Replacement Portfolio is substantially similar to that of the corresponding principal risk of the Existing Portfolio. Differences in the principal risk disclosure between the Existing Portfolio and the Replacement Portfolio are largely a result of the differing styles and approaches taken by the Trust and AFIS in drafting risk disclosure for their respective series.

Principal Risks

• Dividend Paying Security Investment • Foreign Investments • Emerging Markets • Growth Orientation • Investment Strategy • Master-Feeder Structure • Market	• Market conditions • Issuer • Investing outside the United States • Investing in emerging markets • Investing in growth-oriented stocks • Investing in income-oriented stocks • Management

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled "Explanation of Principal Risks."

Proposal No. 7. HIMCO VIT American Funds Global Small Capitalization Fund (Class IB) replaced by American Funds Insurance Series — Global Small Capitalization Fund (Class 4)

Existing Portfolio HIMCO VIT American Funds Global Small Capitalization Fund (Class IB)	Replacement Portfolio American Funds Insurance Series — Global Small Capitalization Fund (Class 4)
Investment Adviser Hartford Investment Management	Investment Adviser Capital Research and Management Company
Investment Objective The Fund seeks long-term growth of capital.	Investment Objective The fund's investment objective is to provide long-term growth of capital.
Principal Investment Strategies
• The Fund seeks to achieve its goal by investing all of its assets in Class 1 shares of the Global Small Capitalization FundSM, a series of the American Funds Insurance Series ("Master Fund"). Normally, the Master Fund invests at least 80% of its assets in growth-oriented common stocks and other equity type securities of companies with small market capitalizations, measured at the time of purchase. However, the Master Fund's holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. Capital Research and Management CompanySM ("CRMC"), the Master Fund's investment manager, currently defines "small market capitalization" companies as companies with market capitalizations of $4.0 billion or less. CRMC has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The Master Fund allocates its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Master Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by CRMC, in which case the Master Fund would invest at least 30% of its net assets in issuers outside the United States).	Principal Investment Strategies
• Normally, the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity type securities of companies with small market capitalizations, measured at the time of purchase. However, the fund's holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. The investment adviser currently defines "small market capitalization" companies as companies with market capitalizations of $4.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund's investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).
• The investment adviser uses a system of multiple portfolio managers in managing the fund's assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

• The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal Risks

The chart below indicates the principal risks associated with investing in the Existing Portfolio and the Replacement Portfolio that are identified in such fund's most recent prospectus. As discussed above, each Existing Portfolio currently invests its assets in the corresponding Replacement Portfolio. As such, each Existing Portfolio is indirectly exposed to each risk of the Replacement Portfolio; however, the Existing Portfolio is also exposed to the "Master-Feeder Structure Risk." Although the disclosure and presentation of the principal risks of the Replacement Portfolio differ from those of the Existing Portfolio, the substance of each principal risk of the Replacement Portfolio is substantially similar to that of the corresponding principal risk of the Existing Portfolio. Differences in the principal risk disclosure between the Existing Portfolio and the Replacement Portfolio are largely a result of the differing styles and approaches taken by the Trust and AFIS in drafting risk disclosure for their respective series.

Principal Risks

• Foreign Investments • Emerging Markets • Growth Orientation • Investment Strategy • Master-Feeder Structure • Small Cap Stock • Market	• Market conditions • Issuer • Investing in growth-oriented stocks • Investing in small companies • Investing outside the United States • Investing in emerging markets • Management

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled "Explanation of Principal Risks."

Proposal No. 8. HIMCO VIT American Funds Growth Fund (Class IB) replaced by American Funds Insurance Series — Growth Fund (Class 4)

Existing Portfolio HIMCO VIT American Funds Growth Fund (Class IB)	Replacement Portfolio American Funds Insurance Series — Growth Fund (Class 4)
Investment Adviser Hartford Investment Management	Investment Adviser Capital Research and Management Company
Investment Objective The Fund seeks growth of capital.	Investment Objective The fund's investment objective is to provide growth of capital.
Principal Investment Strategies
• The Fund seeks to achieve its goal by investing all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series ("Master Fund"). The Master Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States.	Principal Investment Strategies
• The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States.
• The investment adviser uses a system of multiple portfolio managers in managing the fund's assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

• The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal Risks

The chart below indicates the principal risks associated with investing in the Existing Portfolio and the Replacement Portfolio that are identified in such fund's most recent prospectus. As discussed above, each Existing Portfolio currently invests its assets in the corresponding Replacement Portfolio. As such, each Existing Portfolio is indirectly exposed to each risk of the Replacement Portfolio; however, the Existing Portfolio is also exposed to the "Master-Feeder Structure Risk." Although the disclosure and presentation of the principal risks of the Replacement Portfolio differ from those of the Existing Portfolio, the substance of each principal risk of the Replacement Portfolio is substantially similar to that of the corresponding principal risk of the Existing Portfolio. Differences in the principal risk disclosure between the Existing Portfolio and the Replacement Portfolio are largely a result of the differing styles and approaches taken by the Trust and AFIS in drafting risk disclosure for their respective series.

Principal Risks

• Foreign Investments • Growth Orientation • Investment Strategy • Master-Feeder Structure • Market	• Market conditions • Issuer • Investing in growth-oriented stocks • Investing outside the United States • Management

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled "Explanation of Principal Risks."

Proposal No. 9. HIMCO VIT American Funds Growth-Income Fund (Class IB) replaced by American Funds Insurance Series — Growth-Income Fund (Class 4)

Existing Portfolio HIMCO VIT American Funds Growth-Income Fund (Class IB)	Replacement Portfolio American Funds Insurance Series — Growth-Income Fund (Class 4)
Investment Adviser Hartford Investment Management	Investment Adviser Capital Research and Management Company
Investment Objective The Fund seeks long-term growth of capital and income.	Investment Objective The fund's investment objectives are to achieve long-term growth of capital and income.
Principal Investment Strategies
• The Fund seeks to achieve its goal by investing all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series ("Master Fund"). The Master Fund is designed for investors seeking both capital appreciation and income. The Master Fund invests primarily in common stocks or other securities that Capital Research and Management CompanySM ("CRMC"), the Master Fund's investment manager, believes demonstrate the potential for appreciation and/or dividends. The Master Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.	Principal Investment Strategies
• The fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The fund is designed for investors seeking both capital appreciation and income.

• The investment adviser uses a system of multiple portfolio managers in managing the fund's assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.
• The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal Risks

The chart below indicates the principal risks associated with investing in the Existing Portfolio and the Replacement Portfolio that are identified in such fund's most recent prospectus. As discussed above, each Existing Portfolio currently invests its assets in the corresponding Replacement Portfolio. As such, each Existing Portfolio is indirectly exposed to each risk of the Replacement Portfolio; however, the Existing Portfolio is also exposed to the "Master-Feeder Structure Risk." Although the disclosure and presentation of the principal risks of the Replacement Portfolio differ from those of the Existing Portfolio, the substance of each principal risk of the Replacement Portfolio is substantially similar to that of the corresponding principal risk of the Existing Portfolio. Differences in the principal risk disclosure between the Existing Portfolio and the Replacement Portfolio are largely a result of the differing styles and approaches taken by the Trust and AFIS in drafting risk disclosure for their respective series.

Principal Risks

• Dividend Paying Security Investment • Foreign Investments • Growth Orientation • Investment Strategy • Master-Feeder Structure • Market	• Market conditions • Issuer • Investing in growth-oriented stocks • Investing in income-oriented stocks • Investing outside the United States • Management

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled "Explanation of Principal Risks."

Proposal No. 10. HIMCO VIT American Funds International Fund (Class IB) replaced by American Funds Insurance Series — International Fund (Class 4)

Existing Portfolio HIMCO VIT American Funds International Fund (Class IB)	Replacement Portfolio American Funds Insurance Series — International Fund (Class 4)
Investment Adviser Hartford Investment Management	Investment Adviser Capital Research and Management Company
Investment Objective The Fund seeks long-term growth of capital.	Investment Objective The fund's investment objective is to provide long-term growth of capital.

Principal Investment Strategies
• The Fund seeks to achieve its goal by investing all of its assets in Class 1 shares of the International FundSM, a series of the American Funds Insurance Series ("Master Fund"). The Master Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the Master Fund's investment manager believes have the potential for growth.	Principal Investment Strategies
• The fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth.
• The investment adviser uses a system of multiple portfolio managers in managing the fund's assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.
• The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal Risks

The chart below indicates the principal risks associated with investing in the Existing Portfolio and the Replacement Portfolio that are identified in such fund's most recent prospectus. As discussed above, each Existing Portfolio currently invests its assets in the corresponding Replacement Portfolio. As such, each Existing Portfolio is indirectly exposed to each risk of the Replacement Portfolio; however, the Existing Portfolio is also exposed to the "Master-Feeder Structure Risk." Although the disclosure and presentation of the principal risks of the Replacement Portfolio differ from those of the Existing Portfolio, the substance of each principal risk of the Replacement Portfolio is substantially similar to that of the corresponding principal risk of the Existing Portfolio. Differences in the principal risk disclosure between the Existing Portfolio and the Replacement Portfolio are largely a result of the differing styles and approaches taken by the Trust and AFIS in drafting risk disclosure for their respective series.

Principal Risks

• Foreign Investments • Emerging Markets • Growth Orientation • Investment Strategy • Master-Feeder Structure • Market	• Market conditions • Issuer • Investing in growth-oriented stocks • Investing outside the United States • Investing in emerging markets • Management

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled "Explanation of Principal Risks."

Proposal No. 11. HIMCO VIT American Funds New World Fund (Class IB) replaced by American Funds Insurance Series — New World Fund (Class 4)

Existing Portfolio HIMCO VIT American Funds New World Fund (Class IB)	Replacement Portfolio American Funds Insurance Series — New World Fund (Class 4)
Investment Adviser Hartford Investment Management	Investment Adviser Capital Research and Management Company
Investment Objective The Fund seeks long-term capital appreciation.	Investment Objective The fund's investment objective is long-term capital appreciation.

Principal Investment Strategies
• The Fund seeks to achieve its goal by investing all of its assets in Class 1 shares of the New World Fund®, a series of the American Funds Insurance Series ("Master Fund"). The Master Fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets (also referred to as "emerging markets") and that Capital Research and Management CompanySM ("CRMC"), the Master Fund's investment manager, believes have the potential of providing capital appreciation. The Master Fund may invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by CRMC, or unrated but determined to be of equivalent quality by CRMC), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as "junk bonds."
• Under normal market conditions, the Master Fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.
• In determining whether a country is qualified, CRMC considers such factors as the country's per capita gross domestic product, the percentage of the country's economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. CRMC maintains a list of qualified countries and securities in which the Master Fund may invest. The Master Fund may invest in equity securities of any company, regardless of where it is based, if CRMC determines that a significant portion of the company's assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the Master Fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The Master Fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.	Principal Investment Strategies
• The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets and that the investment adviser believes have potential of providing capital appreciation. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund's investment adviser or unrated but determined to be of equivalent quality by the fund's investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as "junk bonds."
• Under normal market conditions, the fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets. In determining whether a country is qualified, the fund's investment adviser considers such factors as the country's per capita gross domestic product, the percentage of the country's economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The fund's investment adviser maintains a list of qualified countries and securities in which the fund may invest.
• The fund may invest in equity securities of any company, regardless of where it is based, if the fund's investment adviser determines that a significant portion of the company's assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.
• The investment adviser uses a system of multiple portfolio managers in managing the fund's assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.
• The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal Risks

The chart below indicates the principal risks associated with investing in the Existing Portfolio and the Replacement Portfolio that are identified in such fund's most recent prospectus. As discussed above, each Existing Portfolio currently invests its assets in the corresponding Replacement Portfolio. As such, each Existing Portfolio is indirectly exposed to each risk of the Replacement Portfolio; however, the Existing Portfolio is also exposed to the "Master-Feeder Structure Risk." Although the disclosure and presentation of the principal risks of the Replacement Portfolio differ from those of the Existing Portfolio, the substance of each principal risk of the Replacement Portfolio is substantially similar to that of the corresponding principal risk of the Existing Portfolio. Differences in the principal risk disclosure between the Existing Portfolio and the Replacement Portfolio are largely a result of the differing styles and approaches taken by the Trust and AFIS in drafting risk disclosure for their respective series.

Principal Risks

• Call • Credit • Junk Bonds • Foreign Investments • Emerging Markets • Growth Orientation • Interest Rate • Investment Strategy • Liquidity • Master-Feeder Structure • Small Cap Stock • Market	• Market conditions
• Issuer
• Investing in growth-oriented stocks
• Investing outside the United States
• Investing in developing countries
• Investing in small companies
• Investing in debt instruments
• Investing in lower rated debt instruments
• Liquidity
• Management

For a detailed explanation of each principal risk associated with investing in the portfolios, please see the section titled "Explanation of Principal Risks."

PERFORMANCE AND FEE COMPARISON

Proposal No. 1. HIMCO VIT American Funds Asset Allocation Fund (Class IB) replaced by American Funds Insurance Series — Asset Allocation Fund (Class 4)

Comparison of Fees and Expenses. The following table compares the fees and expenses, expressed as a percentage of net assets ("expense ratios"), of the Class IB Shares of the Existing Portfolio with the expense ratios of the Class 4 Shares of the Replacement Portfolio. Estimated pro forma expense ratios of the Replacement Portfolio giving effect to the Substitution would be the same as or lower than those shown below for the Replacement Portfolio. The table does not include any fees or charges of any Contract.

	Existing Portfolio		Replacement Portfolio
	HIMCO VIT American Funds Asset Allocation Fund		American Funds Insurance Series — Asset Allocation Fund
Share Class	Class IB		Class 4
Management Fee	0.92	%(1)(2)	0.27%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%
Other Expenses	0.13	%(3)	0.27	%(5)
Total Annual Operating Expenses	1.30%		0.79%
Fee Waiver/Expense Reimbursement	0.44	%(2)(4)	N/A
Net Annual Operating Expenses	0.86	%(3)(4)	0.79%
Management Fee Breakpoint Schedule	All assets 0.650%	0.500% in excess of $0 up to $600m
0.420% in excess of $600m up to $1.2b
0.360% in excess of $1.2b up to $2.0b
0.320% in excess of $2.0b up to $3.0b
0.280% in excess of $3.0b up to $5.0b
0.260% in excess of $5.0b up to $8.0b
0.250% in excess of $8.0b up to $13b
0.244% in excess of $13b up to $21b
			0.240% in excess of $21b

(1)  The amount shown under "Management Fee" includes the management fee of the Existing Portfolio's underlying master fund (i.e., the Replacement Portfolio).

(2)  Hartford Investment Management has contractually agreed with the Trust, on behalf of the Existing Portfolio, to waive a portion of its management fee to the extent necessary to maintain its net management fee at 0.25% of average daily net assets per annum, for as long as the Existing Portfolio is part of a master-feeder fund structure. The Trust's Board of Trustees may change or eliminate this waiver if the fund structure changes.

(3)  The fee table and the example reflect the expenses of both the Existing Portfolio and Class 1 Shares of the Replacement Portfolio in which the Existing Portfolio invests.

(4)  Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB Shares of the Existing Portfolio at the annual rate of 0.86% of the Existing Portfolio's average daily net assets. This contractual arrangement will remain in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Existing Portfolio.

(5)  The amount shown under "Other Expenses" includes an insurance administration fee equal to 0.25% of the average daily net assets attributable to Class 4 Shares of the Replacement Portfolio.

Expense Example. This Example is intended to help you compare the costs of investing in Class IB Shares of the Existing Portfolio and Class 4 Shares of the Replacement Portfolio with the cost of investing in other mutual funds. All costs are based upon the information set forth in the fee table above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses you would pay if all of your interests in a Subaccount that invests in shares of an Existing Portfolio or Replacement Portfolio were redeemed at the end of those time periods. The Example also assumes that each of the Existing Portfolio and Replacement Portfolio has a 5% return each year and that the operating expenses remain the same (except that the Example reflects the applicable expense limitation arrangement for only the first year). This Example does not account for any fees or charges under your Contract; if it did, your overall fees and expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
HIMCO VIT American Funds Asset Allocation Fund (Existing Portfolio) Class IB	$88	$283	$495	$1,104
Asset Allocation Fund (Replacement Portfolio) Class 4	$81	$252	$439	$978

Comparison of Performance Information. The past performance of the Class IB Shares of the Existing Portfolio and the Class 4 Shares of the Replacement Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. The Existing Portfolio is the successor to the investment performance of the American Funds Asset Allocation HLS Fund (the "Predecessor Fund") as a result of the reorganization of the Predecessor Fund into the Existing Portfolio on October 20, 2014. Accordingly, the performance information shown below for periods prior to October 20, 2014 is that of the Predecessor Fund. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns
(For Periods Ended December 31, 2016)

	1 Year	5 Years	10 Years
Existing Portfolio — HIMCO VIT American Funds Asset Allocation Fund (Inception: 4/30/2008*)
Class IB	9.11%	10.62%	5.64%
Replacement Portfolio — Asset Allocation Fund (Inception: 12/14/2012**)
Class 4	9.16%	10.76%	5.74%
S&P 500 Index	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Index	2.65%	2.23%	4.34%
60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index	8.31%	9.69%	6.21%
Lipper Balanced Funds Index	7.20%	8.32%	5.01%

*  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to May 1, 2008, the date the Predecessor Fund commenced operations, adjusted to reflect the fees and expenses of the Existing Portfolio in effect on May 1, 2008.

**  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to December 14, 2012, the date the Class 4 shares commenced operations, adjusted to reflect the Replacement Portfolio's insurance administration fee and 12b-1 fee, each of which is equal to 0.25% of the average daily net assets attributable to the share class.

Proposal No. 2. HIMCO VIT American Funds Blue Chip Income and Growth Fund (Class IB) replaced by American Funds Insurance Series — Blue Chip Income and Growth Fund (Class 4)

Comparison of Fees and Expenses. The following table compares the fees and expenses, expressed as a percentage of net assets ("expense ratios"), of the Class IB Shares of the Existing Portfolio with the expense ratios of the Class 4 Shares of the Replacement Portfolio. Estimated pro forma expense ratios of the Replacement Portfolio giving effect to the Substitution would be the same as or lower than those shown below for the Replacement Portfolio. The table does not include any fees or charges of any Contract.

	Existing Portfolio		Replacement Portfolio
	HIMCO VIT American Funds Blue Chip Income and Growth Fund		American Funds Insurance Series — Blue Chip Income and Growth Fund
Share Class	Class IB		Class 4
Management Fee	1.14	%(1)(2)	0.39%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%
Other Expenses	0.14	%(3)	0.27	%(5)
Total Annual Operating Expenses	1.53%		0.91%
Fee Waiver/Expense Reimbursement	0.54	%(2)(4)	N/A
Net Annual Operating Expenses	0.99	%(3)(4)	0.91%
Management Fee Breakpoint Schedule	All assets 0.750%	0.500% in excess of $0 up to $600m
0.450% in excess of $600m up to $1.5b
0.400% in excess of $1.5b up to $2.5b
0.380% in excess of $2.5b up to $4.0b
0.370% in excess of $4.0b up to $6.5b
			0.360% in excess of $6.5b

(1)  The amount shown under "Management Fee" includes the management fee of the Existing Portfolio's underlying master fund (i.e., the Replacement Portfolio).

(2)  Hartford Investment Management has contractually agreed with the Trust, on behalf of the Existing Portfolio, to waive a portion of its management fee to the extent necessary to maintain its net management fee at 0.25% of average daily net assets per annum, for as long as the Existing Portfolio is part of a master-feeder fund structure. The Trust's Board of Trustees may change or eliminate this waiver if the fund structure changes.

(3)  The fee table and the example reflect the expenses of both the Existing Portfolio and Class 1 Shares of the Replacement Portfolio in which the Existing Portfolio invests.

(4)  Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB Shares of the Existing Portfolio at the annual rate of 0.99% of the Existing Portfolio's average daily net assets. This contractual arrangement will remain in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Existing Portfolio.

(5)  The amount shown under "Other Expenses" includes an insurance administration fee equal to 0.25% of the average daily net assets attributable to Class 4 Shares of the Replacement Portfolio.

Expense Example. This Example is intended to help you compare the costs of investing in Class IB Shares of the Existing Portfolio and Class 4 Shares of the Replacement Portfolio with the cost of investing in other mutual funds. All costs are based upon the information set forth in the fee table above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses you would pay if all of your interests in a Subaccount that invests in shares of an Existing Portfolio or Replacement Portfolio were redeemed at the end of those time periods. The Example also assumes that each of the Existing Portfolio and Replacement Portfolio has a 5% return each year and that the operating expenses remain the same (except that the Example reflects the applicable expense limitation arrangement for only the first year). This Example does not account for any fees or charges under your Contract; if it did, your overall fees and expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
HIMCO VIT American Funds Blue Chip Income and Growth Fund (Existing Portfolio) Class IB	$101	$324	$565	$1,256
Blue Chip Income and Growth Fund (Replacement Portfolio) Class 4	$93	$290	$504	$1,120

Comparison of Performance Information. The past performance of the Class IB Shares of the Existing Portfolio and the Class 4 Shares of the Replacement Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. The Existing Portfolio is the successor to the investment performance of the American Funds Blue Chip Income and Growth HLS Fund (the "Predecessor Fund") as a result of the reorganization of the Predecessor Fund into the Existing Portfolio on October 20, 2014. Accordingly, the performance information shown below for periods prior to October 20, 2014 is that of the Predecessor Fund. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns
(For Periods Ended December 31, 2016)

	1 Year	5 Years	10 Years
Existing Portfolio — HIMCO VIT American Funds Blue Chip Income and Growth Fund (Inception: 5/1/2008*)
Class IB	18.46%	14.67%	6.04%
Replacement Portfolio — Blue Chip Income and Growth Fund (Inception: 12/14/2012**)
Class 4	18.49%	14.87%	6.18%
S&P 500 Index	11.96%	14.66%	6.95%
Lipper Growth and Income Funds Index	10.47%	11.60%	5.02%

*  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to May 1, 2008, the date the Predecessor Fund commenced operations, adjusted to reflect the fees and expenses of the Existing Portfolio in effect on May 1, 2008.

**  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to December 14, 2012, the date the Class 4 shares commenced operations, adjusted to reflect the Replacement Portfolio's insurance administration fee and 12b-1 fee, each of which is equal to 0.25% of the average daily net assets attributable to the share class.

Proposal No. 3. HIMCO VIT American Funds Bond Fund (Class IB) replaced by American Funds Insurance Series — Bond Fund (Class 4)

Comparison of Fees and Expenses. The following table compares the fees and expenses, expressed as a percentage of net assets ("expense ratios"), of the Class IB Shares of the Existing Portfolio with the expense ratios of the Class 4 Shares of the Replacement Portfolio. Estimated pro forma expense ratios of the Replacement Portfolio giving effect to the Substitution would be the same as or lower than those shown below for the Replacement Portfolio. The table does not include any fees or charges of any Contract.

	Existing Portfolio		Replacement Portfolio
	HIMCO VIT American Funds Bond Fund		American Funds Insurance Series — Bond Fund
Share Class	Class IB		Class 4
Management Fee	0.86	%(1)(2)	0.36%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%
Other Expenses	0.10	%(3)	0.27	%(5)
Total Annual Operating Expenses	1.21%		0.88%
Fee Waiver/Expense Reimbursement	0.28	%(2)(4)	N/A
Net Annual Operating Expenses	0.93	%(3)(4)	0.88%
Management Fee Breakpoint Schedule	All assets 0.500%	0.480% in excess of $0 up to $600m
0.440% in excess of $600m up to $1.0b
0.400% in excess of $1.0b up to $2.0b
0.380% in excess of $2.0b up to $3.0b
0.360% in excess of $3.0b up to $5.0b
0.340% in excess of $5.0b up to $8.0b
			0.330% in excess of $8.0b

(1)  The amount shown under "Management Fee" includes the management fee of the Existing Portfolio's underlying master fund (i.e., the Replacement Portfolio).

(2)  Hartford Investment Management has contractually agreed with the Trust, on behalf of the Existing Portfolio, to waive a portion of its management fee to the extent necessary to maintain its net management fee at 0.25% of average daily net assets per annum, for as long as the Existing Portfolio is part of a master-feeder fund structure. The Trust's Board of Trustees may change or eliminate this waiver if the fund structure changes.

(3)  The fee table and the example reflect the expenses of both the Existing Portfolio and Class 1 Shares of the Replacement Portfolio in which the Existing Portfolio invests.

(4)  Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB Shares of the Existing Portfolio at the annual rate of 0.93% of the Existing Portfolio's average daily net assets. This contractual arrangement will remain in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Existing Portfolio.

(5)  The amount shown under "Other Expenses" includes an insurance administration fee equal to 0.25% of the average daily net assets attributable to Class 4 Shares of the Replacement Portfolio.

Expense Example. This Example is intended to help you compare the costs of investing in Class IB Shares of the Existing Portfolio and Class 4 Shares of the Replacement Portfolio with the cost of investing in other mutual funds. All costs are based upon the information set forth in the fee table above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses you would pay if all of your interests in a Subaccount that invests in shares of an Existing Portfolio or Replacement Portfolio were redeemed at the end of those time periods. The Example also assumes that each of the Existing Portfolio and Replacement Portfolio has a 5% return each year and that the operating expenses remain the same (except that the Example reflects the applicable expense limitation arrangement for only the first year). This Example does not account for any fees or charges under your Contract; if it did, your overall fees and expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
HIMCO VIT American Funds Bond Fund (Existing Portfolio) Class IB	$95	$303	$528	$1,175
Bond Fund (Replacement Portfolio) Class 4	$90	$281	$488	$1,084

Comparison of Performance Information. The past performance of the Class IB Shares of the Existing Portfolio and the Class 4 Shares of the Replacement Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. The Existing Portfolio is the successor to the investment performance of the American Funds Bond HLS Fund (the "Predecessor Fund") as a result of the reorganization of the Predecessor Fund into the Existing Portfolio on October 20, 2014. Accordingly, the performance information shown below for periods prior to October 20, 2014 is that of the Predecessor Fund. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns
(For Periods Ended December 31, 2016)

	1 Year	5 Years	10 Years
Existing Portfolio — HIMCO VIT American Funds Bond Fund (Inception: 5/1/2008*)
Class IB	2.66%	2.00%	2.64%
Replacement Portfolio — Bond Fund (Inception: 12/14/2012**)
Class 4	2.80%	2.08%	2.69%
Bloomberg Barclays U.S. Aggregate Index	2.65%	2.23%	4.34%
Lipper Core Bond Funds Average	3.00%	2.41%	3.94%

*  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to May 1, 2008, the date the Predecessor Fund commenced operations, adjusted to reflect the fees and expenses of the Existing Portfolio in effect on May 1, 2008.

**  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to December 14, 2012, the date the Class 4 shares commenced operations, adjusted to reflect the Replacement Portfolio's insurance administration fee and 12b-1 fee, each of which is equal to 0.25% of the average daily net assets attributable to the share class.

Proposal No. 4. HIMCO VIT American Funds Global Bond Fund (Class IB) replaced by American Funds Insurance Series — Global Bond Fund (Class 4)

Comparison of Fees and Expenses. The following table compares the fees and expenses, expressed as a percentage of net assets ("expense ratios"), of the Class IB Shares of the Existing Portfolio with the expense ratios of the Class 4 Shares of the Replacement Portfolio. Estimated pro forma expense ratios of the Replacement Portfolio giving effect to the Substitution would be the same as or lower than those shown below for the Replacement Portfolio. The table does not include any fees or charges of any Contract.

	Existing Portfolio		Replacement Portfolio
	HIMCO VIT American Funds Global Bond Fund		American Funds Insurance Series — Global Bond Fund
Share Class	Class IB		Class 4
Management Fee	1.28	%(1)(2)	0.53%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%
Other Expenses	0.29	%(3)	0.29	%(5)
Total Annual Operating Expenses	1.82%		1.07%
Fee Waiver/Expense Reimbursement	0.67	%(2)(4)	N/A
Net Annual Operating Expenses	1.15	%(3)(4)	1.07%
Management Fee Breakpoint Schedule	All assets 0.750%		0.570% in excess of $0 up to $1.0b 0.500% in excess of $1.0b up to $3.0b 0.450% in excess of $3.0b

(1)  The amount shown under "Management Fee" includes the management fee of the Existing Portfolio's underlying master fund (i.e., the Replacement Portfolio).

(2)  Hartford Investment Management has contractually agreed with the Trust, on behalf of the Existing Portfolio, to waive a portion of its management fee to the extent necessary to maintain its net management fee at 0.25% of average daily net assets per annum, for as long as the Existing Portfolio is part of a master-feeder fund structure. The Trust's Board of Trustees may change or eliminate this waiver if the fund structure changes.

(3)  The fee table and the example reflect the expenses of both the Existing Portfolio and Class 1 Shares of the Replacement Portfolio in which the Existing Portfolio invests.

(4)  Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB Shares of the Existing Portfolio at the annual rate of 1.15% of the Existing Portfolio's average daily net assets. This contractual arrangement will remain in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Existing Portfolio.

(5)  The amount shown under "Other Expenses" includes an insurance administration fee equal to 0.25% of the average daily net assets attributable to Class 4 Shares of the Replacement Portfolio.

Expense Example. This Example is intended to help you compare the costs of investing in Class IB Shares of the Existing Portfolio and Class 4 Shares of the Replacement Portfolio with the cost of investing in other mutual funds. All costs are based upon the information set forth in the fee table above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses you would pay if all of your interests in a Subaccount that invests in shares of an Existing Portfolio or Replacement Portfolio were redeemed at the end of those time periods. The Example also assumes that each of the Existing Portfolio and Replacement Portfolio has a 5% return each year and that the operating expenses remain the same (except that the Example reflects the applicable expense limitation arrangement for only the first year). This Example does not account for any fees or charges under your Contract; if it did, your overall fees and expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
HIMCO VIT American Funds Global Bond Fund (Existing Portfolio) Class IB	$117	$402	$707	$1,575
Global Bond Fund (Replacement Portfolio) Class 4	$109	$340	$590	$1,306

Comparison of Performance Information. The past performance of the Class IB Shares of the Existing Portfolio and the Class 4 Shares of the Replacement Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. The Existing Portfolio is the successor to the investment performance of the American Funds Global Bond HLS Fund (the "Predecessor Fund") as a result of the reorganization of the Predecessor Fund into the Existing Portfolio on October 20, 2014. Accordingly, the performance information shown below for periods prior to October 20, 2014 is that of the Predecessor Fund. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns
(For Periods Ended December 31, 2016)

	1 Year	5 Years	10 Years
Existing Portfolio — HIMCO VIT American Funds Global Bond Fund (Inception: 5/1/2008*)
Class IB	2.40%	0.33%	3.15%
Replacement Portfolio — Global Bond Fund (Inception: 12/14/2012**)
Class 4	2.42%	0.49%	3.27%
Bloomberg Barclays Global Aggregate Index	2.09%	0.21%	3.29%
Lipper Global Income Funds Index	4.77%	2.15%	3.84%

*  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to May 1, 2008, the date the Predecessor Fund commenced operations, adjusted to reflect the fees and expenses of the Existing Portfolio in effect on May 1, 2008.

**  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to December 14, 2012, the date the Class 4 shares commenced operations, adjusted to reflect the Replacement Portfolio's insurance administration fee and 12b-1 fee, each of which is equal to 0.25% of the average daily net assets attributable to the share class.

Proposal No. 5. HIMCO VIT American Funds Global Growth Fund (Class IB) replaced by American Funds Insurance Series — Global Growth Fund (Class 4)

Comparison of Fees and Expenses. The following table compares the fees and expenses, expressed as a percentage of net assets ("expense ratios"), of the Class IB Shares of the Existing Portfolio with the expense ratios of the Class 4 Shares of the Replacement Portfolio. Estimated pro forma expense ratios of the Replacement Portfolio giving effect to the Substitution would be the same as or lower than those shown below for the Replacement Portfolio. The table does not include any fees or charges of any Contract.

	Existing Portfolio		Replacement Portfolio
	HIMCO VIT American Funds Global Growth Fund		American Funds Insurance Series — Global Growth Fund
Share Class	Class IB		Class 4
Management Fee	1.53	%(1)(2)	0.53%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%
Other Expenses	0.22	%(3)	0.28	%(5)
Total Annual Operating Expenses	2.00%		1.06%
Fee Waiver/Expense Reimbursement	0.86	%(2)(4)	N/A
Net Annual Operating Expenses	1.14	%(3)(4)	1.06%
Management Fee Breakpoint Schedule	All assets 1.000%	0.690% in excess of $0 up to $600m
0.590% in excess of $600m up to $1.2b
0.530% in excess of $1.2b up to $2.0b
0.500% in excess of $2.0b up to $3.0b
0.480% in excess of $3.0b up to $5.0b
			0.460% in excess of $5.0b

(1)  The amount shown under "Management Fee" includes the management fee of the Existing Portfolio's underlying master fund (i.e., the Replacement Portfolio).

(2)  Hartford Investment Management has contractually agreed with the Trust, on behalf of the Existing Portfolio, to waive a portion of its management fee to the extent necessary to maintain its net management fee at 0.25% of average daily net assets per annum, for as long as the Existing Portfolio is part of a master-feeder fund structure. The Trust's Board of Trustees may change or eliminate this waiver if the fund structure changes.

(3)  The fee table and the example reflect the expenses of both the Existing Portfolio and Class 1 Shares of the Replacement Portfolio in which the Existing Portfolio invests.

(4)  Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB Shares of the Existing Portfolio at the annual rate of 1.14% of the Existing Portfolio's average daily net assets. This contractual arrangement will remain in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Existing Portfolio.

(5)  The amount shown under "Other Expenses" includes an insurance administration fee equal to 0.25% of the average daily net assets attributable to Class 4 Shares of the Replacement Portfolio.

Expense Example. This Example is intended to help you compare the costs of investing in Class IB Shares of the Existing Portfolio and Class 4 Shares of the Replacement Portfolio with the cost of investing in other mutual funds. All costs are based upon the information set forth in the fee table above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses you would pay if all of your interests in a Subaccount that invests in shares of an Existing Portfolio or Replacement Portfolio were redeemed at the end of those time periods. The Example also assumes that each of the Existing Portfolio and Replacement Portfolio has a 5% return each year and that the operating expenses remain the same (except that the Example reflects the applicable expense limitation arrangement for only the first year). This Example does not account for any fees or charges under your Contract; if it did, your overall fees and expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
HIMCO VIT American Funds Global Growth Fund (Existing Portfolio) Class IB	$116	$386	$676	$1,502
Global Growth Fund (Replacement Portfolio) Class 4	$108	$337	$585	$1,294

Comparison of Performance Information. The past performance of the Class IB Shares of the Existing Portfolio and the Class 4 Shares of the Replacement Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. The Existing Portfolio is the successor to the investment performance of the American Funds Global Growth HLS Fund (the "Predecessor Fund") as a result of the reorganization of the Predecessor Fund into the Existing Portfolio on October 20, 2014. Accordingly, the performance information shown below for periods prior to October 20, 2014 is that of the Predecessor Fund. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns
(For Periods Ended December 31, 2016)

	1 Year	5 Years	10 Years
Existing Portfolio — HIMCO VIT American Funds Global Growth Fund (Inception: 5/1/2008*)
Class IB	0.15%	11.36%	5.61%
Replacement Portfolio — Global Growth Fund (Inception: 12/14/2012**)
Class 4	0.37%	11.56%	5.75%
MSCI All Country World Index	7.86%	9.36%	3.56%
Lipper Global Funds Index	7.64%	10.00%	3.73%

*  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to May 1, 2008, the date the Predecessor Fund commenced operations, adjusted to reflect the fees and expenses of the Existing Portfolio in effect on May 1, 2008.

**  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to December 14, 2012, the date the Class 4 shares commenced operations, adjusted to reflect the Replacement Portfolio's insurance administration fee and 12b-1 fee, each of which is equal to 0.25% of the average daily net assets attributable to the share class.

Proposal No. 6. HIMCO VIT American Funds Global Growth and Income Fund (Class IB) replaced by American Funds Insurance Series — Global Growth and Income Fund (Class 4)

Comparison of Fees and Expenses. The following table compares the fees and expenses, expressed as a percentage of net assets ("expense ratios"), of the Class IB Shares of the Existing Portfolio with the expense ratios of the Class 4 Shares of the Replacement Portfolio. Estimated pro forma expense ratios of the Replacement Portfolio giving effect to the Substitution would be the same as or lower than those shown below for the Replacement Portfolio. The table does not include any fees or charges of any Contract.

	Existing Portfolio		Replacement Portfolio
	HIMCO VIT American Funds Global Growth and Income Fund		American Funds Insurance Series — Global Growth and Income Fund
Share Class	Class IB		Class 4
Management Fee	1.40	%(1)(2)	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%
Other Expenses	0.16	%(3)	0.28	%(5)
Total Annual Operating Expenses	1.81%		1.13%
Fee Waiver/Expense Reimbursement	0.63	%(2)(4)	N/A
Net Annual Operating Expenses	1.18	%(3)(4)	1.13%
Management Fee Breakpoint Schedule	All assets 0.800%		0.690% in excess of $0 up to $600m 0.590% in excess of $600m up to $1.2b 0.530% in excess of $1.2b up to $2.0b 0.500% in excess of $2.0b up to $3.0b 0.480% in excess of $3.0b

(1)  The amount shown under "Management Fee" includes the management fee of the Existing Portfolio's underlying master fund (i.e., the Replacement Portfolio).

(2)  Hartford Investment Management has contractually agreed with the Trust, on behalf of the Existing Portfolio, to waive a portion of its management fee to the extent necessary to maintain its net management fee at 0.25% of average daily net assets per annum, for as long as the Existing Portfolio is part of a master-feeder fund structure. The Trust's Board of Trustees may change or eliminate this waiver if the fund structure changes.

(3)  The fee table and the example reflect the expenses of both the Existing Portfolio and Class 1 Shares of the Replacement Portfolio in which the Existing Portfolio invests.

(4)  Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB Shares of the Existing Portfolio at the annual rate of 1.18% of the Existing Portfolio's average daily net assets. This contractual arrangement will remain in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Existing Portfolio.

(5)  The amount shown under "Other Expenses" includes an insurance administration fee equal to 0.25% of the average daily net assets attributable to Class 4 Shares of the Replacement Portfolio.

Expense Example. This Example is intended to help you compare the costs of investing in Class IB Shares of the Existing Portfolio and Class 4 Shares of the Replacement Portfolio with the cost of investing in other mutual funds. All costs are based upon the information set forth in the fee table above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses you would pay if all of your interests in a Subaccount that invests in shares of an Existing Portfolio or Replacement Portfolio were redeemed at the end of those time periods. The Example also assumes that each of the Existing Portfolio and Replacement Portfolio has a 5% return each year and that the operating expenses remain the same (except that the Example reflects the applicable expense limitation arrangement for only the first year). This Example does not account for any fees or charges under your Contract; if it did, your overall fees and expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
HIMCO VIT American Funds Global Growth and Income Fund (Existing Portfolio) Class IB	$120	$392	$684	$1,516
Global Growth and Income Fund (Replacement Portfolio) Class 4	$115	$359	$622	$1,375

Comparison of Performance Information. The past performance of the Class IB Shares of the Existing Portfolio and the Class 4 Shares of the Replacement Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. The Existing Portfolio is the successor to the investment performance of the American Funds Global Growth and Income HLS Fund (the "Predecessor Fund") as a result of the reorganization of the Predecessor Fund into the Existing Portfolio on October 20, 2014. Accordingly, the performance information shown below for periods prior to October 20, 2014 is that of the Predecessor Fund. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns
(For Periods Ended December 31, 2016)

	1 Year	5 Years	10 Years
Existing Portfolio — HIMCO VIT American Funds Global Growth and Income Fund (Inception: 5/1/2008*)
Class IB	7.02%	9.71%	4.42%
Replacement Portfolio — Global Growth and Income Fund (Inception: 12/14/2012**)
Class 4	7.04%	9.80%	4.49%
MSCI All Country World Index	7.86%	9.36%	3.56%
Lipper Global Funds Index	7.64%	10.00%	3.73%

*  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to May 1, 2008, the date the Predecessor Fund commenced operations, adjusted to reflect the fees and expenses of the Existing Portfolio in effect on May 1, 2008.

**  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to December 14, 2012, the date the Class 4 shares commenced operations, adjusted to reflect the Replacement Portfolio's insurance administration fee and 12b-1 fee, each of which is equal to 0.25% of the average daily net assets attributable to the share class.

Proposal No. 7. HIMCO VIT American Funds Global Small Capitalization Fund (Class IB) replaced by American Funds Insurance Series — Global Small Capitalization Fund (Class 4)

Comparison of Fees and Expenses. The following table compares the fees and expenses, expressed as a percentage of net assets ("expense ratios"), of the Class IB Shares of the Existing Portfolio with the expense ratios of the Class 4 Shares of the Replacement Portfolio. Estimated pro forma expense ratios of the Replacement Portfolio giving effect to the Substitution would be the same as or lower than those shown below for the Replacement Portfolio. The table does not include any fees or charges of any Contract.

	Existing Portfolio		Replacement Portfolio
	HIMCO VIT American Funds Global Small Capitalization Fund		American Funds Insurance Series — Global Small Capitalization Fund
Share Class	Class IB		Class 4
Management Fee	1.50	%(1)(2)	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%
Other Expenses	0.16	%(3)	0.29	%(5)
Total Annual Operating Expenses	1.91%		1.24%
Fee Waiver/Expense Reimbursement	0.59	%(2)(4)	N/A
Net Annual Operating Expenses	1.32	%(3)(4)	1.24%
Management Fee Breakpoint Schedule	All assets 0.800%	0.800% in excess of $0 up to $600m
0.740% in excess of $600m up to $1.0b
0.700% in excess of $1.0b up to $2.0b
0.670% in excess of $2.0b up to $3.0b
0.650% in excess of $3.0b up to $5.0b
			0.635% in excess of $5.0b

(1)  The amount shown under "Management Fee" includes the management fee of the Existing Portfolio's underlying master fund (i.e., the Replacement Portfolio).

(2)  Hartford Investment Management has contractually agreed with the Trust, on behalf of the Existing Portfolio, to waive a portion of its management fee to the extent necessary to maintain its net management fee at 0.25% of average daily net assets per annum, for as long as the Existing Portfolio is part of a master-feeder fund structure. The Trust's Board of Trustees may change or eliminate this waiver if the fund structure changes.

(3)  The fee table and the example reflect the expenses of both the Existing Portfolio and Class 1 Shares of the Replacement Portfolio in which the Existing Portfolio invests.

(4)  Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB Shares of the Existing Portfolio at the annual rate of 1.32% of the Existing Portfolio's average daily net assets. This contractual arrangement will remain in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Existing Portfolio.

(5)  The amount shown under "Other Expenses" includes an insurance administration fee equal to 0.25% of the average daily net assets attributable to Class 4 Shares of the Replacement Portfolio.

Expense Example. This Example is intended to help you compare the costs of investing in Class IB Shares of the Existing Portfolio and Class 4 Shares of the Replacement Portfolio with the cost of investing in other mutual funds. All costs are based upon the information set forth in the fee table above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses you would pay if all of your interests in a Subaccount that invests in shares of an Existing Portfolio or Replacement Portfolio were redeemed at the end of those time periods. The Example also assumes that each of the Existing Portfolio and Replacement Portfolio has a 5% return each year and that the operating expenses remain the same (except that the Example reflects the applicable expense limitation arrangement for only the first year). This Example does not account for any fees or charges under your Contract; if it did, your overall fees and expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
HIMCO VIT American Funds Global Small Capitalization Fund (Existing Portfolio) Class IB	$134	$427	$741	$1,632
Global Small Capitalization Fund (Replacement Portfolio) Class 4	$126	$393	$681	$1,500

Comparison of Performance Information. The past performance of the Class IB Shares of the Existing Portfolio and the Class 4 Shares of the Replacement Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. The Existing Portfolio is the successor to the investment performance of the American Funds Global Small Capitalization HLS Fund

(the "Predecessor Fund") as a result of the reorganization of the Predecessor Fund into the Existing Portfolio on October 20, 2014. Accordingly, the performance information shown below for periods prior to October 20, 2014 is that of the Predecessor Fund. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns
(For Periods Ended December 31, 2016)

	1 Year	5 Years	10 Years
Existing Portfolio — HIMCO VIT American Funds Global Small Capitalization Fund (Inception: 5/1/2008*)
Class IB	1.67%	9.28%	3.29%
Replacement Portfolio — Global Small Capitalization Fund (Inception: 12/14/2012**)
Class 4	1.85%	9.39%	3.38%
MSCI All Country World Small Cap Index	11.59%	11.29%	5.66%
Lipper Global Small-/Mid-Cap Funds Average	11.61%	10.83%	4.62%

*  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to May 1, 2008, the date the Predecessor Fund commenced operations, adjusted to reflect the fees and expenses of the Existing Portfolio in effect on May 1, 2008.

**  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to December 14, 2012, the date the Class 4 shares commenced operations, adjusted to reflect the Replacement Portfolio's insurance administration fee and 12b-1 fee, each of which is equal to 0.25% of the average daily net assets attributable to the share class.

Proposal No. 8. HIMCO VIT American Funds Growth Fund (Class IB) replaced by American Funds Insurance Series — Growth Fund (Class 4)

Comparison of Fees and Expenses. The following table compares the fees and expenses, expressed as a percentage of net assets ("expense ratios"), of the Class IB Shares of the Existing Portfolio with the expense ratios of the Class 4 Shares of the Replacement Portfolio. Estimated pro forma expense ratios of the Replacement Portfolio giving effect to the Substitution would be the same as or lower than those shown below for the Replacement Portfolio. The table does not include any fees or charges of any Contract.

	Existing Portfolio		Replacement Portfolio
	HIMCO VIT American Funds Growth Fund		American Funds Insurance Series — Growth Fund
Share Class	Class IB		Class 4
Management Fee	1.08	%(1)(2)	0.33%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%
Other Expenses	0.09	%(3)	0.27	%(5)
Total Annual Operating Expenses	1.42%		0.85%
Fee Waiver/Expense Reimbursement	0.53	%(2)(4)	N/A
Net Annual Operating Expenses	0.89	%(3)(4)	0.85%
Management Fee Breakpoint Schedule	All assets 0.750%	0.500% in excess of $0 up to $600m
0.450% in excess of $600m up to $1.0b
0.420% in excess of $1.0b up to $2.0b
0.370% in excess of $2.0b up to $3.0b
0.350% in excess of $3.0b up to $5.0b
0.330% in excess of $5.0b up to $8.0b
0.315% in excess of $8.0b up to $13b
0.300% in excess of $13b up to $21b
0.290% in excess of $21b up to $27b
0.285% in excess of $27b up to $34b
			0.280% in excess of $34b

(1)  The amount shown under "Management Fee" includes the management fee of the Existing Portfolio's underlying master fund (i.e., the Replacement Portfolio).

(2)  Hartford Investment Management has contractually agreed with the Trust, on behalf of the Existing Portfolio, to waive a portion of its management fee to the extent necessary to maintain its net management fee at 0.25% of average daily net assets per annum, for as long as the Existing Portfolio is part of a master-feeder fund structure. The Trust's Board of Trustees may change or eliminate this waiver if the fund structure changes.

(3)  The fee table and the example reflect the expenses of both the Existing Portfolio and Class 1 Shares of the Replacement Portfolio in which the Existing Portfolio invests.

(4)  Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB Shares of the Existing Portfolio at the annual rate of 0.89% of the Existing Portfolio's average daily net assets. This contractual arrangement will remain in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Existing Portfolio.

(5)  The amount shown under "Other Expenses" includes an insurance administration fee equal to 0.25% of the average daily net assets attributable to Class 4 Shares of the Replacement Portfolio.

Expense Example. This Example is intended to help you compare the costs of investing in Class IB Shares of the Existing Portfolio and Class 4 Shares of the Replacement Portfolio with the cost of investing in other mutual funds. All costs are based upon the information set forth in the fee table above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses you would pay if all of your interests in a Subaccount that invests in shares of an Existing Portfolio or Replacement Portfolio were redeemed at the end of those time periods. The Example also assumes that each of the Existing Portfolio and Replacement Portfolio has a 5% return each year and that the operating expenses remain the same (except that the Example reflects the applicable expense limitation arrangement for only the first year). This Example does not account for any fees or charges under your Contract; if it did, your overall fees and expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
HIMCO VIT American Funds Growth Fund (Existing Portfolio) Class IB	$91	$290	$506	$1,129
Growth Fund (Replacement Portfolio) Class 4	$87	$271	$471	$1,049

Comparison of Performance Information. The past performance of the Class IB Shares of the Existing Portfolio and the Class 4 Shares of the Replacement Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. The Existing Portfolio is the successor to the investment performance of the American Funds Growth HLS Fund (the "Predecessor Fund") as a result of the reorganization of the Predecessor Fund into the Existing Portfolio on October 20, 2014. Accordingly, the performance information shown below for periods prior to October 20, 2014 is that of the Predecessor Fund. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns
(For Periods Ended December 31, 2016)

	1 Year	5 Years	10 Years
Existing Portfolio — HIMCO VIT American Funds Growth Fund (Inception: 5/1/2008*)
Class IB	9.10%	13.92%	6.55%
Replacement Portfolio — Growth Fund (Inception: 12/14/2012**)
Class 4	9.22%	14.01%	6.61%
S&P 500 Index	11.96%	14.66%	6.95%
Lipper Growth Funds Index	7.66%	13.90%	6.22%
Lipper Capital Appreciation Funds Index	6.06%	12.75%	6.84%

*  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to May 1, 2008, the date the Predecessor Fund commenced operations, adjusted to reflect the fees and expenses of the Existing Portfolio in effect on May 1, 2008.

**  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to December 14, 2012, the date the Class 4 shares commenced operations, adjusted to reflect the Replacement Portfolio's insurance administration fee and 12b-1 fee, each of which is equal to 0.25% of the average daily net assets attributable to the share class.

Proposal No. 9. HIMCO VIT American Funds Growth-Income Fund (Class IB) replaced by American Funds Insurance Series — Growth-Income Fund (Class 4)

Comparison of Fees and Expenses. The following table compares the fees and expenses, expressed as a percentage of net assets ("expense ratios"), of the Class IB Shares of the Existing Portfolio with the expense ratios of the Class 4 Shares of the Replacement Portfolio. Estimated pro forma expense ratios of the Replacement Portfolio giving effect to the Substitution would be the same as or lower than those shown below for the Replacement Portfolio. The table does not include any fees or charges of any Contract.

	Existing Portfolio		Replacement Portfolio
	HIMCO VIT American Funds Growth-Income Fund		American Funds Insurance Series — Growth-Income Fund
Share Class	Class IB		Class 4
Management Fee	0.97	%(1)(2)	0.27%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%
Other Expenses	0.10	%(3)	0.27	%(5)
Total Annual Operating Expenses	1.32%		0.79%
Fee Waiver/Expense Reimbursement	0.49	%(2)(4)	N/A
Net Annual Operating Expenses	0.83	%(3)(4)	0.79%
Management Fee Breakpoint Schedule	All assets 0.700%	0.500% in excess of $0 up to $600m
0.450% in excess of $600m up to $1.5b
0.400% in excess of $1.5b up to $2.5b
0.320% in excess of $2.5b up to $4.0b
0.285% in excess of $4.0b up to $6.5b
0.256% in excess of $6.5b up to $10.5b
0.242% in excess of $10.5b up to $13b
0.235% in excess of $13b up to $17b
0.230% in excess of $17b up to $21b
0.225% in excess of $21b up to $27b
0.222% in excess of $27b up to $34b
			0.219% in excess of $34b

(1)  The amount shown under "Management Fee" includes the management fee of the Existing Portfolio's underlying master fund (i.e., the Replacement Portfolio).

(2)  Hartford Investment Management has contractually agreed with the Trust, on behalf of the Existing Portfolio, to waive a portion of its management fee to the extent necessary to maintain its net management fee at 0.25% of average daily net assets per annum, for as long as the Existing Portfolio is part of a master-feeder fund structure. The Trust's Board of Trustees may change or eliminate this waiver if the fund structure changes.

(3)  The fee table and the example reflect the expenses of both the Existing Portfolio and Class 1 Shares of the Replacement Portfolio in which the Existing Portfolio invests.

(4)  Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB Shares of the Existing Portfolio at the annual rate of 0.83% of the Existing Portfolio's average daily net assets. This contractual arrangement will remain in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Existing Portfolio.

(5)  The amount shown under "Other Expenses" includes an insurance administration fee equal to 0.25% of the average daily net assets attributable to Class 4 Shares of the Replacement Portfolio.

Expense Example. This Example is intended to help you compare the costs of investing in Class IB Shares of the Existing Portfolio and Class 4 Shares of the Replacement Portfolio with the cost of investing in other mutual funds. All costs are based upon the information set forth in the fee table above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses you would pay if all of your interests in a Subaccount that invests in shares of an Existing Portfolio or Replacement Portfolio were redeemed at the end of those time periods. The Example also assumes that each of the Existing Portfolio and Replacement Portfolio has a 5% return each year and that the operating expenses remain the same (except that the Example reflects the applicable expense limitation arrangement for only the first year). This Example does not account for any fees or charges under your Contract; if it did, your overall fees and expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
HIMCO VIT American Funds Growth-Income Fund (Existing Portfolio) Class IB	$85	$274	$478	$1,069
Growth-Income Fund (Replacement Portfolio) Class 4	$81	$252	$439	$978

Comparison of Performance Information. The past performance of the Class IB Shares of the Existing Portfolio and the Class 4 Shares of the Replacement Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. The Existing Portfolio is the successor to the investment performance of the American Funds Growth-Income HLS Fund (the "Predecessor Fund") as a result of the reorganization of the Predecessor Fund into the Existing Portfolio on October 20, 2014. Accordingly, the performance information shown below for periods prior to October 20, 2014 is that of the Predecessor Fund. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns
(For Periods Ended December 31, 2016)

	1 Year	5 Years	10 Years
Existing Portfolio — HIMCO VIT American Funds Growth-Income Fund (Inception: 5/1/2008*)
Class IB	11.21%	14.13%	5.99%
Replacement Portfolio — Growth-Income Fund (Inception: 12/14/2012**)
Class 4	11.25%	14.19%	6.04%
S&P 500 Index	11.96%	14.66%	6.95%
Lipper Growth and Income Funds Index	10.47%	11.60%	5.02%

*  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to May 1, 2008, the date the Predecessor Fund commenced operations, adjusted to reflect the fees and expenses of the Existing Portfolio in effect on May 1, 2008.

**  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to December 14, 2012, the date the Class 4 shares commenced operations, adjusted to reflect the Replacement Portfolio's insurance administration fee and 12b-1 fee, each of which is equal to 0.25% of the average daily net assets attributable to the share class.

Proposal No. 10. HIMCO VIT American Funds International Fund (Class IB) replaced by American Funds Insurance Series — International Fund (Class 4)

Comparison of Fees and Expenses. The following table compares the fees and expenses, expressed as a percentage of net assets ("expense ratios"), of the Class IB Shares of the Existing Portfolio with the expense ratios of the Class 4 Shares of the Replacement Portfolio. Estimated pro forma expense ratios of the Replacement Portfolio giving effect to the Substitution would be the same as or lower than those shown below for the Replacement Portfolio. The table does not include any fees or charges of any Contract.

	Existing Portfolio		Replacement Portfolio
	HIMCO VIT American Funds International Fund		American Funds Insurance Series — International Fund
Share Class	Class IB		Class 4
Management Fee	1.35	%(1)(2)	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%
Other Expenses	0.12	%(3)	0.29	%(5)
Total Annual Operating Expenses	1.72%		1.04%
Fee Waiver/Expense Reimbursement	0.63	%(2)(4)	N/A
Net Annual Operating Expenses	1.09	%(3)(4)	1.04%
Management Fee Breakpoint Schedule	All assets 0.850%	0.690% in excess of $0 up to $500m
0.590% in excess of $500m up to $1.0b
0.530% in excess of $1.0b up to $1.5b
0.500% in excess of $1.5b up to $2.5b
0.480% in excess of $2.5b up to $4.0b
0.470% in excess of $4.0b up to $6.5b
0.460% in excess of $6.5b up to $10.5b
0.450% in excess of $10.5b up to $17b
0.440% in excess of $17b up to $21b
			0.430% in excess of $21b

(1)  The amount shown under "Management Fee" includes the management fee of the Existing Portfolio's underlying master fund (i.e., the Replacement Portfolio).

(2)  Hartford Investment Management has contractually agreed with the Trust, on behalf of the Existing Portfolio, to waive a portion of its management fee to the extent necessary to maintain its net management fee at 0.25% of average daily net assets per annum, for as long as the Existing Portfolio is part of a master-feeder fund structure. The Trust's Board of Trustees may change or eliminate this waiver if the fund structure changes.

(3)  The fee table and the example reflect the expenses of both the Existing Portfolio and Class 1 Shares of the Replacement Portfolio in which the Existing Portfolio invests.

(4)  Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB Shares of the Existing Portfolio at the annual rate of 1.09% of the Existing Portfolio's average daily net assets. This contractual arrangement will remain in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Existing Portfolio.

(5)  The amount shown under "Other Expenses" includes an insurance administration fee equal to 0.25% of the average daily net assets attributable to Class 4 Shares of the Replacement Portfolio.

Expense Example. This Example is intended to help you compare the costs of investing in Class IB Shares of the Existing Portfolio and Class 4 Shares of the Replacement Portfolio with the cost of investing in other mutual funds. All costs are based upon the information set forth in the fee table above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses you would pay if all of your interests in a Subaccount that invests in shares of an Existing Portfolio or Replacement Portfolio were redeemed at the end of those time periods. The Example also assumes that each of the Existing Portfolio and Replacement Portfolio has a 5% return each year and that the operating expenses remain the same (except that the Example reflects the applicable expense limitation arrangement for only the first year). This Example does not account for any fees or charges under your Contract; if it did, your overall fees and expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
HIMCO VIT American Funds International Fund (Existing Portfolio) Class IB	$111	$353	$614	$1,360
International Fund (Replacement Portfolio) Class 4	$106	$331	$574	$1,271

Comparison of Performance Information. The past performance of the Class IB Shares of the Existing Portfolio and the Class 4 Shares of the Replacement Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. The Existing Portfolio is the successor to the investment performance of the American Funds International HLS Fund (the "Predecessor Fund") as a result of the reorganization of the Predecessor Fund into the Existing Portfolio on October 20, 2014. Accordingly, the performance information shown below for periods prior to October 20, 2014 is that of the Predecessor Fund. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns
(For Periods Ended December 31, 2016)

	1 Year	5 Years	10 Years
Existing Portfolio — HIMCO VIT American Funds International Fund (Inception: 5/1/2008*)
Class IB	3.27%	6.35%	2.08%
Replacement Portfolio — International Fund (Inception: 12/14/2012**)
Class 4	3.21%	6.42%	2.14%
MSCI All Country World ex USA Index	4.50%	5.00%	0.96%
Lipper International Funds Index	1.70%	6.87%	1.44%

*  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to May 1, 2008, the date the Predecessor Fund commenced operations, adjusted to reflect the fees and expenses of the Existing Portfolio in effect on May 1, 2008.

**  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to December 14, 2012, the date the Class 4 shares commenced operations, adjusted to reflect the Replacement Portfolio's insurance administration fee and 12b-1 fee, each of which is equal to 0.25% of the average daily net assets attributable to the share class.

Proposal No. 11. HIMCO VIT American Funds New World Fund (Class IB) replaced by American Funds Insurance Series — New World Fund (Class 4)

Comparison of Fees and Expenses. The following table compares the fees and expenses, expressed as a percentage of net assets ("expense ratios"), of the Class IB Shares of the Existing Portfolio with the expense ratios of the Class 4 Shares of the Replacement Portfolio. Estimated pro forma expense ratios of the Replacement Portfolio giving effect to the Substitution would be the same as or lower than those shown below for the Replacement Portfolio. The table does not include any fees or charges of any Contract.

	Existing Portfolio		Replacement Portfolio
	HIMCO VIT American Funds New World Fund		American Funds Insurance Series — New World Fund
Share Class	Class IB		Class 4
Management Fee	1.82	%(1)(2)	0.72%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%
Other Expenses	0.23	%(3)	0.31	%(5)
Total Annual Operating Expenses	2.30%		1.28%
Fee Waiver/Expense Reimbursement	0.94	%(2)(4)	N/A
Net Annual Operating Expenses	1.36	%(3)(4)	1.28%
Management Fee Breakpoint Schedule	All assets 1.10%		0.850% in excess of $0 up to $500m 0.770% in excess of $500m up to $1.0b 0.710% in excess of $1.0b up to $1.5b 0.660% in excess of $1.5b up to $2.5b 0.620% in excess of 2.5b

(1)  The amount shown under "Management Fee" includes the management fee of the Existing Portfolio's underlying master fund (i.e., the Replacement Portfolio).

(2)  Hartford Investment Management has contractually agreed with the Trust, on behalf of the Existing Portfolio, to waive a portion of its management fee to the extent necessary to maintain its net management fee at 0.25% of average daily net assets per annum, for as long as the Existing Portfolio is part of a master-feeder fund structure. The Trust's Board of Trustees may change or eliminate this waiver if the fund structure changes.

(3)  The fee table and the example reflect the expenses of both the Existing Portfolio and Class 1 Shares of the Replacement Portfolio in which the Existing Portfolio invests.

(4)  Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB Shares of the Existing Portfolio at the annual rate of 1.36% of the Existing Portfolio's average daily net assets. This contractual arrangement will remain in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Existing Portfolio.

(5)  The amount shown under "Other Expenses" includes an insurance administration fee equal to 0.25% of the average daily net assets attributable to Class 4 Shares of the Replacement Portfolio.

Expense Example. This Example is intended to help you compare the costs of investing in Class IB Shares of the Existing Portfolio and Class 4 Shares of the Replacement Portfolio with the cost of investing in other mutual funds. All costs are based upon the information set forth in the fee table above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses you would pay if all of your interests in a Subaccount that invests in shares of an Existing Portfolio or Replacement Portfolio were redeemed at the end of those time periods. The Example also assumes that each of the Existing Portfolio and Replacement Portfolio has a 5% return each year and that the operating expenses remain the same (except that the Example reflects the applicable expense limitation arrangement for only the first year). This Example does not account for any fees or charges under your Contract; if it did, your overall fees and expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
HIMCO VIT American Funds New World Fund (Existing Portfolio) Class IB	$138	$450	$784	$1,728
New World Fund (Replacement Portfolio) Class 4	$130	$406	$702	$1,545

Comparison of Performance Information. The past performance of the Class IB Shares of the Existing Portfolio and the Class 4 Shares of the Replacement Portfolio are shown below compared to applicable benchmark indexes. The information shows how the performance of each portfolio has varied and provides some indication of the risks of investing in each portfolio. The Existing Portfolio is the successor to the investment performance of the American Funds New World HLS Fund (the "Predecessor Fund") as a result of the reorganization of the Predecessor Fund into the Existing Portfolio on October 20, 2014. Accordingly, the performance information shown below for periods prior to October 20, 2014 is that of the Predecessor Fund. Past performance is not indicative of future performance. For more information concerning the performance of each portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each portfolio.

Average Annual Total Returns
(For Periods Ended December 31, 2016)

	1 Year	5 Years	10 Years
Existing Portfolio — HIMCO VIT American Funds New World Fund (Inception: 5/1/2008*)
Class IB	4.89%	3.93%	3.28%
MSCI All Country World Index	8.48%	9.96%	4.12%
MSCI Emerging Markets Index	11.60%	1.64%	2.17%
Replacement Portfolio — New World Fund (Inception: 12/14/2012**)
Class 4	5.04%	4.04%	3.36%
MSCI All Country World Index	7.86%	9.36%	3.56%
MSCI Emerging Markets Index	11.19%	1.28%	1.84%

*  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to May 1, 2008, the date the Predecessor Fund commenced operations, adjusted to reflect the fees and expenses of the Existing Portfolio in effect on May 1, 2008.

**  The returns show the performance of the Class 1 shares of the Replacement Portfolio for periods prior to December 14, 2012, the date the Class 4 shares commenced operations, adjusted to reflect the Replacement Portfolio's insurance administration fee and 12b-1 fee, each of which is equal to 0.25% of the average daily net assets attributable to the share class.

EXPLANATION OF PRINCIPAL RISKS

As discussed above, each Existing Portfolio is indirectly exposed to each risk of the corresponding Replacement Portfolio; however, the Existing Portfolios are also exposed to the "Master-Feeder Structure Risk." A detailed explanation of the principal risks identified above in the Proposals for the applicable Existing Portfolios and Replacement Portfolios is provided below. Although the disclosure and presentation of the principal risks of the Replacement Portfolios differ from those of the Existing Portfolios, the substance of each principal risk of each Replacement Portfolio is substantially similar to that of the corresponding principal risk of the Existing Portfolio. Differences in the principal risk disclosure between the Existing Portfolios and the Replacement Portfolios are largely a result of the differing styles and approaches taken by the Trust and AFIS in drafting risk disclosure for their respective series.

Principal Risks of the Existing Portfolios

Asset Allocation Risk — The risk that if the strategy of the Master Fund's investment manager for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.

Call Risk — Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

Credit Risk — Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer's financial strength, credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk — The risk that the value of the Fund's investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer's local currency.

Derivatives Risk — The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by the Fund depends on the investment manager's judgment with respect to a number of factors and the Fund's performance could be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:

•  Counterparty/Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•  Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•  Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•  Liquidity Risk — the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•  Index Risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, the Fund's investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

•  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

•  Hedging Risk — Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Dividend Paying Security Investment Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund's focus on dividend paying investments may cause the Fund's share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities. In addition, income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies.

Equity Securities Risk — Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. Equity markets can be volatile. Stock prices rise and fall based on changes in an individual company's financial condition and overall market conditions. Stock prices can decline significantly in response to adverse market conditions, company-specific events and other domestic and international political and economic developments.

Junk Bond Risk — Investments rated below investment grade (also referred to as "junk bonds") are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund's investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund's foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom's intended departure from the European Union, commonly known as "Brexit," and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.

Emerging Markets Risk — The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Growth Orientation Risk — The price of a growth company's stock may decrease, or it may not increase to the level that the Master Fund's investment manager had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors' perceptions of the issuing company's growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Master Fund is out of favor, the Master Fund may underperform other equity funds that use different investing styles.

Interest Rate Risk — The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund's income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund's investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.

Liquidity Risk — Certain Master Fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid may involve substantial delays (including delays in settlement) and additional costs and the Master Fund may be unable to sell such holdings when necessary to meet its liquidity needs.

U.S. Government Securities Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. U.S. government securities may be guaranteed as to the timely payment of interest and principal but not market value. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

Investment Strategy Risk — The investment strategy of the Master Fund's investment manager will influence performance significantly. If the investment strategy of the Master Fund's investment manager does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Master Fund's investment objective will be achieved.

Master-Feeder Structure Risk — Because it invests in the Master Fund, the Fund is also subject to risks related to the master-feeder structure. Other "feeder" funds may also invest in a Master Fund. As shareholders of a Master Fund, feeder funds, including the Fund, vote on matters pertaining to their respective Master Fund. Feeder funds with a greater pro rata ownership in a Master Fund could have effective voting control of the operations of the Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of a Master Fund borne by the remaining feeder fund shareholders, including the applicable fund.

Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, "prepayment risk" (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and "extension risk" (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Small Cap Stock Risk — Small capitalization stocks may be more risky than stocks of larger companies. Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

•  less certain growth prospects

•  lower degree of liquidity in the markets for such stocks

•  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

•  limited product lines, markets or financial resources

•  dependence on a few key management personnel

•  increased susceptibility to losses and bankruptcy increased transaction costs.

To Be Announced (TBA) Investments Risk — TBA investments involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Non-Diversification Risk — The Master Fund is non-diversified, which means it is permitted to invest more of its assets in fewer issuers than a "diversified" fund. Consequently, the Fund is also non-diversified. Thus, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified Fund.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Principal Risks of the Replacement Portfolios

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer's goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund's investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund's income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund's cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund's market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security's inflation measure.

Investing in inflation linked bonds may also reduce the fund's distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund's use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund's returns and increase the fund's price volatility. The fund's counterparty to a derivative transaction (including, if applicable, the fund's clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the fund may invest and the various risks associated with those derivatives is included in the fund's statement of additional information under "Description of certain securities, investment techniques and risks."

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund's net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund's net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, most debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund's securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Although the fund does not intend to limit its investments to the securities of a small number of issuers, if it were to do so, poor performance by a single large holding could adversely impact the fund's investment results more than if the fund were invested in a larger number of issuers.

Asset allocation — The fund's percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Management — The investment adviser to the fund actively manages the fund's investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

MANAGEMENT OF THE PORTFOLIOS

Existing Portfolios

The investment adviser to each of the Existing Portfolios is Hartford Investment Management, principally located at One Hartford Plaza, Hartford, Connecticut 06155. Hartford Investment Management is a wholly owned subsidiary of The Hartford Financial Services Group, Inc., a Connecticut financial services company. Hartford Investment Management and its affiliates had approximately $97.3 billion in assets under management as of March 31, 2017. As of March 31, 2017, the management fees earned by Hartford Investment Management with respect to each Existing Portfolio are shown below.

Existing Portfolio	Management Fee as a % of Net Assets	Management Fee as a % of Net Assets (after fee waivers and/or reimbursements)
HIMCO VIT American Funds Asset Allocation Fund	0.65%	0.25%
HIMCO VIT American Funds Blue Chip Income and Growth Fund	0.75%	0.25%
HIMCO VIT American Funds Bond Fund	0.50%	0.25%
HIMCO VIT American Funds Global Bond Fund	0.75%	0.25%
HIMCO VIT American Funds Global Growth Fund	1.00%	0.25%
HIMCO VIT American Funds Global Growth and Income Fund	0.80%	0.25%
HIMCO VIT American Funds Global Small Capitalization Fund	0.80%	0.25%
HIMCO VIT American Funds Growth Fund	0.75%	0.25%
HIMCO VIT American Funds Growth-Income Fund	0.70%	0.25%
HIMCO VIT American Funds International Fund	0.85%	0.25%
HIMCO VIT American Funds New World Fund	1.10%	0.25%

Replacement Portfolios

The investment adviser to each of the Replacement Portfolios is Capital Research and Management CompanySM ("CRMC"), principally located at 333 South Hope Street, Los Angeles, California, 90071. CRMC is a wholly owned subsidiary of The Capital Group Companies, Inc. CRMC had approximately $1.479 trillion in assets under management as of March 31, 2017. As of March 31, 2017, the management fees earned by CRMC with respect to each Existing Portfolio are shown below.

Replacement Portfolio	Management Fee as a % of Net Assets	Management Fee as a % of Net Assets (after fee waivers and/or reimbursements)
Asset Allocation Fund	0.272%	0.272%
Blue Chip Income and Growth Fund	0.391%	0.391%
Bond Fund	0.361%	0.361%
Global Bond Fund	0.529%	0.529%
Global Growth Fund	0.525%	0.525%
Global Growth and Income Fund	0.596%	0.596%
Global Small Capitalization Fund	0.698%	0.698%
Growth Fund	0.328%	0.328%
Growth-Income Fund	0.266%	0.266%
International Fund	0.500%	0.500%
New World Fund	0.714%	0.714%

OTHER INFORMATION

Services Provided to the Trust

Distributor. HIMCO Distribution Services Company ("HDSC") is the Existing Portfolios' distributor pursuant to a Distribution Agreement. HDSC is located at One Hartford Plaza, Hartford, Connecticut 06155. HDSC is a wholly owned subsidiary of The Hartford Financial Services Group, Inc.

Fund Administration, Fund Accounting and Transfer Agency Services. State Street Bank and Trust Company ("State Street") serves as Administrator and Transfer and Dividend Disbursing Agent for the Existing Portfolios. State Street's address is One Lincoln Street, Boston, Massachusetts 02111.

Custodian. State Street, is the custodian of the assets of the Existing Portfolios pursuant to a custody agreement between the Custodian and the Trust ("Custody Agreement").

Legal Counsel. Dechert LLP, located at One International Place, 40th Floor, 100 Oliver Street, Boston, Massachusetts 02110 serves as the Trust's legal counsel.

Independent Registered Accounting Firm. Deloitte & Touche LLP serves as the Trust's Independent Registered Public Accounting Firm. Deloitte & Touche LLP is principally located at 200 Berkeley Street, Boston, MA 02116.

Annual and Semi-Annual Reports

The Trust's most recent annual report for the fiscal year ended December 31, 2016, and the Trust's semi-annual report for the fiscal period ended June 30, 2016, are available free of charge. You may obtain free copies of the Existing Portfolios' documents at www.hvitfunds.com/feeder/master-feeder-funds or by writing the Trust at One Hartford Plaza — NP5-B, Hartford, Connecticut 06155. You may also call (800) 862-6668 to request copies. You may obtain free copies of the Replacement Portfolios' documents at www.americanfunds.com/individual/products/american-funds-insurance-series.html or by calling (800) 421-9900, ext. 65413, to request copies.

Share Ownership

As of the close of business on the Record Date, each Existing Portfolio had shares issued and outstanding as shown below:

Name of Existing Portfolio	Class IB Shares Outstanding on Record Date
HIMCO VIT American Funds Asset Allocation Fund	4,217,974.205
HIMCO VIT American Funds Blue Chip Income and Growth Fund	3,584,332.835
HIMCO VIT American Funds Bond Fund	14,166,122.560
HIMCO VIT American Funds Global Bond Fund	1,200,191.784
HIMCO VIT American Funds Global Growth Fund	2,409,885.422

Name of Existing Portfolio	Class IB Shares Outstanding on Record Date
HIMCO VIT American Funds Global Growth and Income Fund	4,824,971.145
HIMCO VIT American Funds Global Small Capitalization Fund	5,133,411.243
HIMCO VIT American Funds Growth Fund	29,723,507.381
HIMCO VIT American Funds Growth-Income Fund	15,448,922.867
HIMCO VIT American Funds International Fund	16,747,803.021
HIMCO VIT American Funds New World Fund	3,204,126.188

Shares of each Existing Portfolio are sold only to Separate Accounts of the Insurance Companies. As of the Record Date, the Insurance Companies collectively owned of record all the Class IB Shares of each Existing Portfolio. As of the Record Date, the following numbers of Class IB Shares of each Existing Portfolio were held by the Insurance Companies on behalf of the Separate Accounts that fund Contracts issued to individual Contract Holders:

Existing Portfolio, Shareholder Name and Address	Class IB Percent
HIMCO VIT American Funds Asset Allocation Fund
HARTFORD LIFE AND ANNUITY INSURANCE CO SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	74.26%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	25.74%
HIMCO VIT American Funds Blue Chip Income and Growth Fund
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	84.57%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	15.43%
HIMCO VIT American Funds Bond Fund
HARTFORD LIFE AND ANNUITY INSURANCE CO SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	83.22%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	16.78%
HIMCO VIT American Funds Global Bond Fund
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	80.73%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	19.27%
HIMCO VIT American Funds Global Growth Fund
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	83.67%
HARTFORD LIFE INSURANCE CO SEPARATE ACCT IANN REG PO BOX 2999 HARTFORD CT 06104	16.33%
HIMCO VIT American Funds Global Growth and Income Fund
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	75.86%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	24.14%
HIMCO VIT American Funds Global Small Capitalization Fund
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	81.01%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	18.99%
HIMCO VIT American Funds Growth Fund
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	80.00%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	20.00%

Existing Portfolio, Shareholder Name and Address	Class IB Percent
HIMCO VIT American Funds Growth-Income Fund
HARTFORD LIFE AND ANNUITY INSURANCE CO SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	80.91%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	19.09%
HIMCO VIT American Funds International Fund
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	79.45%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	20.55%
HIMCO VIT American Funds New World Fund
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	78.55%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	21.45%

The Insurance Companies own of record all of the issued and outstanding shares of the Trust. As of the Record Date, the Trustees and officers as a group did not beneficially own any of the outstanding shares of the Existing Portfolios. To the best of the Trust's knowledge, as of the Record Date, only the Insurance Companies owned beneficially or of record 5% or more of the shares of an Existing Portfolio, as shown in the above table.

Voting Information

As discussed above, Insurance Companies legally own all of the outstanding shares of each Existing Portfolio. Contract Holders who allocate account value to a Subaccount that invests in an Existing Portfolio have a beneficial interest in that Existing Portfolio, but do not directly invest in or hold shares of the Existing Portfolio. The Insurance Companies, on behalf of the Separate Accounts, are the actual shareholders of the applicable Existing Portfolio but will vote their shares in accordance with instructions provided by Contract Holders. Contract Holders therefore have the right to instruct the Insurance Company on how to vote their interests with respect to Proposals 1 through 11. This Proxy Statement is being mailed to Contract Holders to solicit instructions for voting shares of each Existing Portfolio.

Voting Instructions and Solicitation Methods. This solicitation is being made by the Board for use at the Special Meeting. The solicitation of voting instructions will be largely by mail, but may include telephonic, Internet or oral communication. In addition to solicitations by mail, officers and employees of Hartford Investment Management or its affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy, and personal interviews. The Trust has also retained an outside firm Broadridge Financial Solutions, Inc. (the "Solicitor"), who specializes in proxy solicitation to assist with the solicitation process (tabulation, printing and mailing), the collection of voting instructions, and with any necessary follow-up.

Solicitation Costs. Solicitor's costs are estimated to be approximately $58,000. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the maintenance of the Internet web site relating to this solicitation, (c) the reimbursement of insurance companies and others for their expenses in forwarding solicitation material to the beneficial owners of each Existing Portfolio's shares, (d) payment for tabulation, printing and mailing services, including solicitations to submit voting instructions by telephone, and (e) the costs of holding the Special Meeting will be paid by either Hartford Investment Company or its affiliates.

Quorum. For each Existing Portfolio, acting separately, the presence, in person or by proxy, of thirty-three and one third percent (33 1/3%) of the holders of shares of the Existing Portfolio entitled to vote on a Proposal on the Record Date constitutes a quorum for the transaction of business at the Special Meeting. For purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes, shall be counted. Quorum may be satisfied through echo voting, which is described below in the "Vote Required" section. Because the Insurance Companies are the legal owners of the shares entitled to vote at the meeting, the quorum requirement are expected to be satisfied for each Existing Portfolio.

Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner so that the broker may not exercise discretionary voting power with respect thereto. Each Insurance Company, as the shareholder of record of all of the Trust's shares, is expected to vote shares attributable to Contracts as to which no voting instructions are received in the same proportion (for, against or abstain) as those for which timely instructions are received by such Insurance Company, even in instances where a broker would be prevented from exercising discretion. Broker non-votes, therefore, will be so voted by each Insurance Company just as any other shares for which the Insurance Company does not receive voting instructions.

Vote Required. For each Existing Portfolio, acting separately, approval of Proposals 1-11 will require, if a quorum is present at the Special Meeting, the lesser of (a) 67% or more of the voting securities of an Existing Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Existing Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Existing Portfolio.

Each Insurance Company will vote the shares of an Existing Portfolio at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Contracts. Each Insurance Company is expected to vote shares attributable to the Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received (i.e., echo voting). As a result, those Contract Holders that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of an Existing Portfolio alone would not be sufficient to approve a Proposal. Shares of an Existing Portfolio held by an Insurance Company for its own account shall be voted in the same proportion as the votes cast by all of its Separate Accounts in the aggregate.

Adjournment. For each Existing Portfolio, acting separately, if a quorum is not present at the Special Meeting, the person presiding at the Special Meeting may adjourn the meeting with respect to one or more Proposals to a designated time and place without further notice. For each Existing Portfolio, acting separately, if a quorum is present at the Special Meeting but sufficient votes to approve a Proposal are not received, or if other matters arise requiring shareholder attention, the person presiding at the meeting may propose one or more adjournments of the Special Meeting to permit further solicitation of voting instructions for which sufficient votes have NOT been received; provided, that such adjournment is approved by a majority of the votes cast at the Special Meeting in person or by proxy. Unless voting instructions are otherwise limited in this regard, any shares present and entitled to vote at the Special Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

Revocation of Voting Instructions. At any time before the Special Meeting, a person may change their vote, even though voting instructions have already been returned, by written notice to the Trust, or by submitting subsequent voting instructions, by mail, by Internet, by telephone or by voting in person at the Special Meeting. Should Contract Holders require additional information, they may contact the Insurance Companies at 1-800-862-6668 or the Trust at hvitfunds@himco.com.

Shareholder Proposals

The Trust is organized as a Delaware statutory trust. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and by-laws. Shareholders of an Existing Portfolio who wish to present a Proposal for action at a future meeting may submit a written Proposal to the Trust for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. The mere submission of a Proposal by a shareholder does not guarantee that such Proposal will be included in a proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the Proposal is required. Also, the submission does not mean that the Proposal will be presented at the Special Meeting. For a shareholder Proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.

If a shareholder wishes to send a communication to the Trustees, such correspondence should be in writing and addressed to the Trustees of the Trust c/o the Secretary of the Trust — Brenda Page, at One Hartford Plaza, Hartford, Connecticut, 06155. The correspondence will be given to the Trustees for review and consideration.

Other Business

No business other than the matter described above is expected to come before the Special Meeting, but should any matter incidental to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

/s/ Brenda Page

Brenda Page
Secretary and Chief Legal Officer
HIMCO Variable Insurance Trust
July 27, 2017

APPENDIX A: FORM OF AGREEMENT AND PLAN OF SUBSTITUTION FOR
HIMCO VARIABLE INSURANCE TRUST

This Agreement and Plan of Substitution (this "Plan") dated June 19, 2017 is made by and among Hartford Life Insurance Company, a stock life insurance company domiciled in the State of Connecticut, Hartford Life and Annuity Insurance Company, a stock life insurance company domiciled in the State of Connecticut (each of which may be referred to herein as an "Insurance Company" and, collectively, as the "Insurance Companies"), and HIMCO Variable Insurance Trust, a Delaware statutory trust (the "Trust"). The Insurance Companies offer variable annuity and variable life insurance products ("Contracts") through separate accounts (each a "Separate Account"), each registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Accounts are segmented into subaccounts (the "Subaccounts"), and certain Subaccounts invest exclusively in the Existing Portfolios (as defined below) of the Trust. This Plan is intended to accomplish the substitution of Class IB shares of each series of the Trust listed on Exhibit A hereto (each, an "Existing Portfolio") held by Subaccounts with Class 4 shares of the corresponding series of the American Funds Insurance Series listed on Exhibit A hereto (each, a "Replacement Portfolio"). This Plan provides for multiple substitutions, and each substitution shall be treated as if it had been the subject of a separate Plan.

WHEREAS, the Trust's Board of Trustees (the "Board"), has determined that if this Plan is approved by Contract Owners (as defined below) with respect to each Existing Portfolio, it is in the best interests of each Existing Portfolio to liquidate the Existing Portfolio (the "Liquidation");

WHEREAS, each Insurance Company has advised the Board that, in connection with the Liquidation and substitution of each Existing Portfolio, each Insurance Company has agreed to remove the Existing Portfolio as an investment option offered through the Contracts, and that each Insurance Company desires that the assets of holders of such Contracts (the "Contract Owners") allocated to Subaccounts in the Existing Portfolios be automatically transferred to Subaccounts investing in Class 4 shares of the corresponding Replacement Portfolio, pursuant to this Plan, and that each Insurance Company has requested that Liquidation of an Existing Portfolio be made contingent upon approval by the Existing Portfolio, by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Existing Portfolio, which, as defined in the Investment Company Act, means the lesser of (A) 67% or more of the shares of the Existing Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Existing Portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Existing Portfolio. Each Existing Portfolio must have a quorum to conduct its business at the meeting. Holders of thirty-three and one third percent (33 1/3%) of the outstanding shares of an Existing Portfolio present in person or by proxy shall constitute a quorum for the Existing Portfolio. Shares held by shareholders present in person or represented by proxy at the meeting (including the Insurance Companies) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting. Because the Insurance Companies are the legal owners of the shares entitled to vote at the meeting, the quorum requirement are expected to be satisfied for each Existing Portfolio.; and

WHEREAS, the Trust has advised each Insurance Company that it will make the Liquidation of an Existing Portfolio contingent upon approval by the affirmative vote of the holders of a majority of the outstanding voting securities of the Existing Portfolio under this Plan and any amendments in connection therewith;

NOW THEREFORE, the automatic reallocation of a Contract Owner's interests in each Subaccount holding shares of Existing Portfolio to a Subaccount holding shares of the corresponding Replacement Portfolio shall be carried out in the manner hereinafter set forth:

1.  EFFECTIVE DATE OF PLAN. This Plan shall become and be effective with respect to the Existing Portfolio only upon the adoption and approval of this Plan, at a meeting of shareholders called for the purpose of voting upon this Plan, by the affirmative vote of the holders of a majority of the outstanding voting securities (as defined above) of the Existing Portfolio.

2.  SPECIAL MEETING OF SHAREHOLDERS. The Trust shall provide each of the Contract Owners having an interest in shares of the Existing Portfolio held by the Separate Accounts with proxy materials containing all information necessary to make an informed judgment about this Plan. Both Insurance Companies, as one of the record owners of all of the issued and outstanding shares of the Existing Portfolio, shall vote its shares in accordance with the instructions received from its Contract Owners. If a Contract Owner's voting instruction card is not properly executed when voting by mail, or if a Contract Owner does not vote at all, the votes will be cast by each Insurance Company on behalf of the pertinent Separate Account in the same proportion as it votes shares held by that Separate Account for which it has received instructions, if other votes are received for that Separate Account. If no other votes are received for a particular Separate Account, votes will be cast by the applicable Insurance Company in the same proportion as votes cast by all of that applicable Insurance Company's other Separate Accounts in the aggregate. Shares of the Existing Portfolio held by an Insurance Company for its own account shall then be voted in the same proportion as the votes cast by all of its Separate Accounts in the aggregate.

3.  SUBSTITUTION. On or about November 10, 2017, the Insurance Companies shall redeem shares of the Existing Portfolio in complete liquidation of the Existing Portfolio. The Insurance Companies shall then purchase Class 4 shares of each Replacement Portfolio with the cash proceeds from the redemption (each such transaction, a "Substitution"). As a result, the Substitution shall not affect the value of a Contract Holder's interests as transferred to a Replacement Portfolio. The Substitution shall take place at relative net asset value with no change in the amount of any Contract Owner's accumulated value or in the dollar amount of his or her investment in the applicable Separate Account.

4.  CONDITIONS APPLICABLE TO THE SUBSTITUTION. The Substitution is subject to the following conditions:

(a)  Contract Owners shall not incur any redemption fees or sales charges in connection with or as a result of the Substitution transactions.

(b)  Neither Contract Owners' rights nor Insurance Company's obligations under any Contract shall be altered in connection with or as a result of the Substitution transactions.

(c)  All expenses incurred in connection with the Substitution shall be paid by Hartford Investment Management Company or one of its affiliates, including transaction costs, brokerage commissions, preparation of the proxy statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions and any necessary filings with the U.S. Securities and Exchange Commission, legal fees, accounting fees, and expenses of holding shareholders' meetings. Brokerage fees and certain other transaction costs associated with the sale of holdings of the Existing Portfolio prior to the Liquidation, whether or not in connection with the Liquidation of the Existing Portfolio, and any brokerage fees and transaction costs associated with the purchase of portfolio holdings by the corresponding Replacement Portfolio as a result of the Substitution, are not considered expenses of the Substitution.

(d)  The prospectus for the Existing Portfolio will be updated by means of a supplement that briefly describes the Board's approval of the Plan of Liquidation and the submission of this Agreement and Plan of Substitution to shareholders and identifies the Replacement Portfolio.

(e)  The current summary prospectus of the Replacement Portfolio will be sent to the Contract Owners with the proxy statement that seeks approval of this Plan.

(f)  Contract Owners with beneficial interests in the Existing Portfolio shall be furnished with notice of and information about the Substitution in the form of a supplement to the Contract.

(g)  Upon completion of the Substitution, each Insurance Company shall take all actions necessary to eliminate the Subaccounts of each Separate Account investing in shares of the Existing Portfolio.

5.  FAILURE TO OBTAIN APPROVAL ON BEHALF OF THE EXISTING PORTFOLIO. In the event that this Plan is not approved by the shareholders of the Existing Portfolio, this Plan shall not apply to that Existing Portfolio; and each Insurance Company shall notify the relevant Contract Owners, in writing, that this Plan was not approved for the Existing Portfolio.

SIGNATURES

HIMCO VARIABLE INSURANCE TRUST
for the Existing Portfolios:

By:  /s/ [ ]

Name: [ ]

Title: [ ]

By:  /s/ [ ]

Name: [ ]

Title: [ ]

HARTFORD LIFE INSURANCE COMPANY

By:  /s/ [ ]

Name: [ ]

Title: [ ]

By:  /s/ [ ]

Name: [ ]

Title: [ ]

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:  /s/ [ ]

Name: [ ]

Title: [ ]

By:  /s/ [ ]

Name: [ ]

Title: [ ]

Exhibit A

Existing Portfolio	Replacement Portfolio
HIMCO VIT American Funds Asset Allocation Fund Class IB Shares	American Funds Insurance Series — Asset Allocation Fund Class 4 Shares
HIMCO VIT American Funds Blue Chip Income and Growth Fund Class IB Shares	American Funds Insurance Series — Blue Chip Income and Growth Fund Class 4 Shares
HIMCO VIT American Funds Bond Fund Class IB Shares	American Funds Insurance Series — Bond Fund Class 4 Shares
HIMCO VIT American Funds Global Bond Fund Class IB Shares	American Funds Insurance Series — Global Bond Fund Class 4 Shares
HIMCO VIT American Funds Global Growth Fund Class IB Shares	American Funds Insurance Series — Global Growth Fund Class 4 Shares
HIMCO VIT American Funds Global Growth and Income Fund Class IB Shares	American Funds Insurance Series — Global Growth and Income Fund Class 4 Shares
HIMCO VIT American Funds Global Growth Fund Class IB Shares	American Funds Insurance Series — Global Growth Fund Class 4 Shares
HIMCO VIT American Funds Global Small Capitalization Fund Class IB Shares	American Funds Insurance Series — Global Small Capitalization Fund Class 4 Shares
HIMCO VIT American Funds Growth Fund Class IB Shares	American Funds Insurance Series — Growth Fund Class 4 Shares
HIMCO VIT American Funds Growth-Income Fund Class IB Shares	American Funds Insurance Series — Growth-Income Fund Class 4 Shares
HIMCO VIT American Funds International Fund Class IB Shares	American Funds Insurance Series — International Fund Class 4 Shares
HIMCO VIT American Funds New World Fund Class IB Shares	American Funds Insurance Series — New World Fund Class 4 Shares

Form of Voting Instruction Card

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the voting instruction card below.

3) Sign and date the voting instruction card.

4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E31442-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (the “Insurance Companies”) recommend that you vote FOR the following proposal:			For	Against	Abstain

1. To consider and vote on the Agreement and Plan of Substitution for the HIMCO VIT American Funds [ ] Fund by the shareholders of such fund.			☐	☐	☐

The undersigned hereby appoints the Insurance Companies and hereby authorizes them to represent and to vote, as designated above, at the Special Meeting of Shareholders on October 3, 2017, and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

If you fail to return this Voting Instruction Card, depending on the separate account, the applicable Insurance Company will either not vote all shares attributable to the account value, or will vote all shares attributable to the account value in proportion to all voting instructions for the Fund actually received from contract holders in the separate account.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice, Proxy Statement and Summary Prospectus are available at www.proxyvote.com.

E31443-TBD

NOTICE OF A SPECIAL MEETING

OF THE SHAREHOLDERS OF

HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT American Funds Asset Allocation Fund

HIMCO VIT American Funds Blue Chip Income and Growth Fund

HIMCO VIT American Funds Bond Fund

HIMCO VIT American Funds Global Bond Fund

HIMCO VIT American Funds Global Growth Fund

HIMCO VIT American Funds Global Growth and Income Fund

HIMCO VIT American Funds Global Small Capitalization Fund

HIMCO VIT American Funds Growth Fund

HIMCO VIT American Funds Growth-Income Fund

HIMCO VIT American Funds International Fund

HIMCO VIT American Funds New World Fund

(each, an “Existing Portfolio”)

A Special Meeting of the Shareholders (the “Special Meeting”) of the Existing Portfolios, each a series of the HIMCO Variable Insurance Trust, will be held on October 3, 2017, starting at 10:00 a.m., Eastern time, at the offices of Hartford Investment Management Company (“Hartford Investment Management”), One Hartford Plaza, Tower East Entrance, Hartford, Connecticut 06155.

The Insurance Companies (Hartford Life Insurance Company and/or Hartford Life and Annuity Insurance Company (each, an “Insurance Company” and together, the “Insurance Companies”)) recommend that you vote FOR the proposal. Shareholders of record at the close of business on July 20, 2017 are entitled to notice of and to vote at the Special Meeting. As a holder of a variable annuity or variable life insurance contract with respect to an Existing Portfolio, you are entitled to instruct your Insurance Company on how to vote these shares.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THIS VOTING INSTRUCTION CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.